                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

     Filed by the Registrant [ ]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
                           MORGAN STANLEY FUND, INC.
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                (Name of Registrant as Specified in Its Charter)
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

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     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                           MORGAN STANLEY FUND, INC.
                                 P.O. BOX 41826
                          KANSAS CITY, MISSOURI 64141

May 29, 1997

Dear Shareholder:

     The enclosed proxy statement relates to a special meeting of the shareholders of Morgan Stanley Fund, Inc. (the "Company"). The shareholders of the investment portfolios of the Company (each a "Fund" and together, the "Funds") are being asked to consider four proposals. The first three proposals (the "Merger-Related Proposals") stem from transactions involving Morgan Stanley Group Inc. ("MS Group"). The fourth proposal ("Proposal 4") is solely for the consideration of the shareholders of the Worldwide High Income Fund.

     MS Group is the parent corporation of the Company's investment adviser, Morgan Stanley Asset Management Inc. ("MSAM") and also Van Kampen American Capital Inc. ("Van Kampen"). Van Kampen is, in turn, the parent corporation of the Company's distributor, transfer agent and the proposed investment adviser, Van Kampen American Capital Investment Advisory Corp. ("VK Advisory"). In February, 1997, MS Group entered into an Agreement and Plan of Merger with Dean Witter, Discover & Co. ("Dean Witter Discover"). Pursuant to the merger agreement, both MSAM and Van Kampen will become subsidiaries of the merged company, which will be named Morgan Stanley, Dean Witter, Discover & Co. In order to most effectively benefit from the combined resources of Morgan Stanley, Dean Witter, Discover & Co., it is being proposed that the Company restructure its Board and investment advisory arrangements.

     The following proposals are being submitted for shareholder approval:

     1: To consider and act upon a proposal to elect a new Board of Directors (voted on by the shareholders of the Company as a whole);

     2: To approve or disapprove a new investment advisory agreement with Van Kampen American Capital Investment Advisory Corp. (voted on by shareholders of each Fund of the Company separately);

     3: To approve or disapprove a new investment sub-advisory agreement with Morgan Stanley Asset Management Inc. (voted on by shareholders of each Fund of the Company separately); and

     4: To consider and act upon a proposal to eliminate the Worldwide High Income Fund's fundamental policy regarding diversification and to reclassify the Fund as "non-diversified" (voted on by shareholders of the Worldwide High Income Fund only).

     The majority of the Director nominees have substantial familiarity and experience as directors of mutual funds advised, administered and distributed by subsidiaries of Van Kampen. If the Merger-Related Proposals are approved, VK Advisory would serve as the Company's investment adviser and MSAM would serve as sub-adviser to the Funds that it currently advises. Under the proposed investment sub-advisory agreement, the personnel of MSAM will continue to provide the same portfolio management services to the Company that they currently provide under the current investment advisory agreement between MSAM and the Company.

     The new advisory agreement with VK Advisory is substantially similar to the Company's current investment advisory agreement and the fees paid for investment advisory services will not change as a result of the restructuring. Each of the Merger-Related Proposals is contingent on the consummation of the merger of Dean Witter Discover and MS Group. Moreover, the Proposals relating to approval of the new investment advisory and sub-advisory agreements are contingent on each other. That is, the agreements will be effective with respect to a Fund only if both are approved by shareholders of that Fund.

     Proposal 4 is unrelated to the merger and is submitted solely for the consideration of the shareholders of the Worldwide High Income Fund. The Worldwide High Income Fund is currently classified as a "diversified" Fund and, as a matter of fundamental policy, may not purchase securities of an issuer (except obligations of the U.S. Government and its instrumentalities) if as a result, with respect to 75% of its total assets, more than 5% of the Fund's total assets, at market value, would be invested in the securities of such issuer. The elimination of the fundamental policy and the reclassification of the Worldwide High Income Fund as "non-diversified" will provide MSAM with greater investment flexibility in managing the Fund's portfolio and is not expected to affect the Fund's investment performance, the securities or instruments in which the Fund may invest or materially increase risk to the Fund. This Proposal is unrelated to the merger and is, therefore, not contingent upon its completion.

     The attached proxy statement seeks shareholder approval on each matter as to which such shares are to be voted at the Meeting.

     The Board of Directors of the Company has approved unanimously the proposals and recommend that you vote "FOR" each proposal on which you are entitled to vote. YOUR IMMEDIATE RESPONSE WILL ELIMINATE THE NEED FOR ANY ADDITIONAL SOLICITATIONS. We look forward to your participation, and we thank you for your continued confidence in Morgan Stanley Fund, Inc.

     PLEASE SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                           Sincerely,
                                           [Signature]

                                           Warren J. Olsen
                                           President

                     INFORMATION ABOUT YOUR PROXY STATEMENT

Q.     WHY AM I RECEIVING THIS PROXY STATEMENT?

A. The parent company of the investment adviser is merging with another company. As a result of this merger, it is being proposed that the Company restructure its Board and investment advisory arrangements. In this regard, your consent is being sought on:

       -     approval of a new Board of Directors;

       -     approval of a new investment advisory agreement; and

       -     approval of a new investment sub-advisory agreement.

       Also at this time, it is believed that the reclassification of the Worldwide High Income Fund as a "non-diversified" Fund will allow greater investment flexibility without materially increasing risk. Therefore, the consent of the shareholders of the Worldwide High Income Fund is also being sought on:

       - approval of the elimination of the Worldwide High Income Fund's fundamental policy regarding diversification and its reclassification as a "non-diversified" Fund.

Q.     HOW WILL THIS AFFECT MY ACCOUNT?

A. You can expect the same management expertise and shareholder service that you are currently receiving. The nominees for the Board have extensive experience in the management of mutual funds designed for the individual investor and the new investment advisory agreement will be substantially similar to the Company's current investment advisory agreement. The Funds' current investment adviser will, as sub-adviser, continue to provide portfolio management services for the Funds. The new investment advisory arrangements will not increase the fees paid by the Funds.

       For shareholders of the Worldwide High Income Fund, the elimination of the fundamental policy and the reclassification of the Fund as "non-diversified" will provide MSAM with greater investment flexibility in managing the Fund's portfolio and is not expected to affect the Fund's investment performance, the securities or instruments in which the Fund may invest or materially increase its risk.

Q.     WHY DO I NEED TO VOTE?

A. Your vote is needed to ensure that the proposals can be acted upon. Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of the Company.

Q.     HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Directors of the Company unanimously recommends that you vote "FOR" each item proposed on the enclosed proxy card.

Q.     WHO IS PAYING FOR EXPENSES RELATED TO THE SHAREHOLDER MEETING?

A. VK Advisory or its affiliates will pay for expenses relating to the shareholder meeting. The Company will not pay any expenses relating to the shareholder meeting.

Q.     WHERE DO I MAIL MY PROXY CARD?

A. You may use the enclosed postage-paid envelope or mail your proxy card to:
           Proxy Tabulator
           P.O. Box 9113
           Hingham, MA 02043-9888

Q.     WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about the proxy solicitation. Please call us at (800) 341-2911 between 8:00 a.m. and 8:00 p.m. Eastern Time, Monday through Friday.

                           MORGAN STANLEY FUND, INC.
                                 P.O. BOX 41826
                          KANSAS CITY, MISSOURI 64141

                               ------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                  JULY 2, 1997

                               ------------------

     A Special Meeting of Shareholders (the "Meeting") of Morgan Stanley Fund, Inc. (the "Company") will be held at the offices of Morgan Stanley Asset Management Inc., in Conference Room 3, 22nd floor, 1221 Avenue of the Americas, New York, New York 10020, on Wednesday, July 2, 1997, at 9:30 a.m. (New York time) for the following purposes:

     1. To consider and act upon a proposal to elect a Board of Directors (voted on by the shareholders of the Company as a whole);

     2. To approve or disapprove a new investment advisory agreement with Van Kampen American Capital Investment Advisory Corp. (voted on separately by shareholders of each of the Company's investment portfolios that have commenced operations (each a "Fund"));

     3. To approve or disapprove a new investment sub-advisory agreement with Morgan Stanley Asset Management Inc. (voted on separately by shareholders of each Fund);

     4. To consider and act upon a proposal to eliminate the Worldwide High Income Fund's fundamental policy regarding diversification and to reclassify the Fund as "non-diversified" (voted on by the shareholders of the Worldwide High Income Fund only); and

     5. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Shareholders of record at the close of business on April 22, 1997 are entitled to notice of and to vote at the Meeting or any adjournment thereof. The enclosed proxy card(s) will enable you to vote with respect to the Fund(s) in which you are a shareholder. You will receive a separate proxy card for each account you have with the Company and for each Fund in which such accounts have an investment.

                                           By Order of the Board of Directors

                                           Valerie Y. Lewis, Secretary

May 29, 1997

                           MORGAN STANLEY FUND, INC.

                                 P.O. BOX 41826

                          KANSAS CITY, MISSOURI 64141
                               ------------------

                                PROXY STATEMENT
                               ------------------

                        SPECIAL MEETING OF SHAREHOLDERS

                                   TO BE HELD

                                  JULY 2, 1997

     This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Morgan Stanley Fund, Inc. (the "Company") of proxies to be voted at a Special Meeting of Shareholders and all adjournments thereof (the "Meeting"), to be held at the offices of Morgan Stanley Asset Management Inc., Conference Room 3, 22nd Floor, 1221 Avenue of the Americas, New York, NY 10020 on Wednesday, July 2, 1997 at 9:30 a.m. (New York time). The approximate mailing date of this proxy statement and accompanying form of proxy is May 29, 1997.

     The primary purpose of the Meeting is to permit the Company's shareholders to take action on the following proposals (each a "Proposal" and, collectively, the "Proposals"):

     Proposal 1:  To elect a new Board of Directors.

     Proposal 2:  To approve a new investment advisory agreement with Van Kampen
                  American Capital Investment Advisory Corp. (the "New Advisory Agreement").

     Proposal 3:  To approve a new investment sub-advisory agreement with Morgan
                  Stanley Asset Management Inc. (the "New Sub-Advisory Agreement").

     Proposal 4:  To eliminate the Worldwide High Income Fund's fundamental policy regarding diversification and to reclassify the Fund as "non-diversified."

     Proposals 1, 2 and 3 (each a "Merger-Related Proposal" and together, the "Merger-Related Proposals") are submitted in connection with the transactions contemplated by an Agreement and Plan of Merger, dated as of February 4, 1997 (the "Merger Agreement"), between Dean Witter, Discover & Co. ("Dean Witter Discover") and Morgan Stanley Group Inc. ("MS Group"), the direct parent of Morgan Stanley Asset Management Inc. ("MSAM"), a current investment adviser to the Company. MS Group is also the indirect parent of Miller Anderson & Sherrerd, LLP ("MAS"), a current investment adviser to the Company and Van Kampen American Capital Investment Advisory Corp. ("VK Advisory"), the proposed new investment adviser to the

Company. Because the investment portfolios for which MAS has been selected to act as investment adviser have not yet commenced operations, shareholder approval of new sub-advisory agreements with respect to MAS is not currently being sought. Appropriate shareholder approval will be obtained prior to each such investment portfolio's commencement of operations. Pursuant to the Merger Agreement, MSAM will become a direct subsidiary and VK Advisory and MAS indirect subsidiaries of the merged company, which will be called Morgan Stanley, Dean Witter, Discover & Co.

     The Merger-Related Proposals are contingent upon the consummation of the transactions contemplated by the Merger Agreement. Moreover, the New Advisory and New Sub-Advisory Agreements will be effective with respect to an investment portfolio with shares outstanding (a "Fund") only if both agreements are approved by shareholders of that Fund. That is, even if shareholders approve a Merger-Related Proposal in the manner described herein, such Proposal will take effect only if (i) the merger between Dean Witter Discover and MS Group is consummated; (ii) VK Advisory will act as investment adviser to a Fund only if that Fund's shareholders also elect MSAM as the Fund's investment sub-adviser and (iii) MSAM will act as investment sub-adviser to a Fund only if that Fund's shareholders also elect VK Advisory as the Fund's investment adviser.

     Proposal 4, which is submitted for the approval of the shareholders of the Worldwide High Income Fund only, is unrelated to the merger of MS Group and Dean Witter Discover and is not contingent upon the completion of the merger.

     THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE SUCCEEDING SEMI-ANNUAL REPORT) TO SHAREHOLDERS OF THE COMPANY ON REQUEST. REQUESTS SHOULD BE DIRECTED TO THE COMPANY AT ONE PARKVIEW PLAZA, OAKBROOK TERRACE, IL 60181 OR BY CALLING (800) 341-2911.

VOTING

     Holders of shares of outstanding common stock, par value $.001 per share (collectively, the "Shares"), of the Company are entitled to participate in the Meeting. Shareholders of the Company will vote on Proposal 1 together; shareholders of each Fund will vote separately with respect to each of Proposal 2 and Proposal 3; and only shareholders of the Worldwide High Income Fund will vote on Proposal 4. With respect to Proposal 1, a Director nominee (a "Nominee") will be elected to the Board if he or she receives a vote of a majority of the Shares represented at the Meeting at which a majority of the shareholders entitled to vote is present. There is no cumulative voting. With respect to Proposals 2, 3 and 4, a "vote of majority of the outstanding voting securities" of the particular Fund is required, which is defined under the Investment Company Act of 1940, as amended (the "1940 Act") as the lesser of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund entitled to vote thereon are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. The following table summarizes these voting requirements:

                            SHAREHOLDERS
                          ENTITLED TO VOTE   VOTE REQUIRED FOR APPROVAL*
                          ----------------  ------------------------------
       PROPOSAL 1         Shareholders of   Each Nominee must be elected
(Election of Directors)   all Funds of the  by a majority of the Shares
                          Company vote      represented at the Meeting,
                          together for      provided a majority of the
                          each Nominee.     Shares entitled to vote are
                                            represented at the Meeting.

       PROPOSAL 2         Shareholders of   The Advisory Agreement must be
 (Approval of Advisory    each Fund vote    approved by the lesser of (i)
       Agreement)         separately.       67% or more of the Shares
                                            represented at the Meeting if
                                            50% or more of the Shares are
                                            represented at the Meeting or
                                            (ii) more than 50% of the
                                            Shares of each Fund.

       PROPOSAL 3         Shareholders of   The Sub-Advisory Agreement
   (Approval of Sub-      each Fund vote    must be approved by the lesser
  Advisory Agreement)     separately.       of (i) 67% or more of the
                                            Shares represented at the
                                            Meeting if 50% or more of the
                                            Shares are represented at the
                                            Meeting or (ii) more than 50%
                                            of the Shares of each Fund.

       PROPOSAL 4         Only              The elimination of the
 (Eliminate fundamental   shareholders of   fundamental limitation and the
    policy regarding      Worldwide High    reclassification must be
  diversification and     Income Fund       approved by the lesser of (i)
     reclassify as        vote.             67% or more of the Shares of
   "non-diversified")                       the Worldwide High Income Fund
                                            represented at the Meeting if
                                            50% or more of the Shares are
                                            represented at the Meeting or
                                            (ii) more than 50% of the
                                            Shares of the Fund.

---------------
*The Merger-Related Proposals are contingent on the consummation of the transactions contemplated by the Merger Agreement. Moreover, the New Advisory and New Sub-Advisory Agreements will be effective with respect to a Fund only if both agreements are approved by shareholders of that Fund. Proposal 4 is not contingent upon the Merger or upon the approval of any Merger-Related Proposal.

     The Board has fixed the close of business on April 22, 1997 as the record date (the "Record Date") for the determination of holders of Shares of the Company entitled to vote at the Meeting. Shareholders of the Company (or, as the case may be, a Fund) on the Record Date will be entitled to one vote per Share for each Share then held and a fractional vote for each fractional Share held with respect to each Proposal submitted to the shareholders of the Company. At the close of business on the Record Date there were issued and outstanding 467,696,415.706 Shares of the Company consisting of the following number of Shares of the Funds of the Company listed below (for ease of reference the words "Morgan Stanley," which begin the name of each Fund, have not been included):

                                                        ISSUED AND
                                                       OUTSTANDING
                                                       SHARES AS OF
                      FUNDS*                         THE RECORD DATE
---------------------------------------------------  ----------------
Aggressive Equity Fund.............................     2,749,961.493
American Value Fund................................     3,600,039.182
Asian Growth Fund..................................    22,490,379.648
Emerging Markets Fund..............................    14,296,425.077
Global Equity Allocation Fund......................    11,134,926.099
Global Fixed Income Fund...........................     1,114,803.575
Government Obligations Money Market Fund...........   135,925,946.240
High Yield Fund....................................     1,360,820.368
International Magnum Fund..........................     2,366,304.442
Latin American Fund................................     4,374,275.529
Money Market Fund..................................   255,389,470.980
U.S. Real Estate Fund..............................     1,329,960.437
Worldwide High Income Fund.........................    11,563,102.636

---------------
*The Emerging Markets Debt, Equity Growth, European Equity, Global Equity,
 Growth and Income, Japanese Equity, Mid Cap Growth, Tax-Free Money Market and Value Funds have not commenced operations and are currently not being offered. Accordingly, votes are not being solicited with respect to these investment portfolios.

     The Board recommends that you cast your vote:

     -  FOR each Nominee for the Board of Directors;

     -  FOR approval of the New Advisory Agreement with VK Advisory;

     -  FOR approval of the New Sub-Advisory Agreement with MSAM; and

     - FOR approval of the elimination of the Worldwide High Income Fund's fundamental policy regarding diversification and the reclassification of the Worldwide High Income Fund as a "non-diversified" Fund.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Properly executed proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" each Proposal as to which it is entitled to vote. With respect to Proposal 1, votes may be cast in favor of Nominees or withheld. Votes that are withheld and proxies signed and returned by brokers without voting on a Proposal ("broker non-votes") will not be counted for or against the Proposal, but will be counted as votes present for purposes of determining whether a quorum is present. With respect to Proposals 2, 3 and 4, abstentions and broker non-votes will be counted as votes present for purposes of determin-ing a "majority of the outstanding voting securities" present at the Meeting and will therefore have the effect of counting against the Proposal to which they relate. A majority of the outstanding Shares entitled to vote on a Proposal must be present in person or by proxy to have a quorum to conduct business at the Meeting.

     Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Company a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

                          THE MERGER-RELATED PROPOSALS

BACKGROUND

     The Merger-Related Proposals, if approved, are intended to give the Company the benefit of the combined resources of MS Group, Dean Witter Discover and Van Kampen American Capital, Inc. ("Van Kampen"). In particular, approval of the Merger-Related Proposals would make available to the Company significant additional experience in the management and distribution of mutual funds for individual and other non-institutional investors ("retail investors").

     MS Group acquired VK/AC Holdings, Inc. and, as a result, Van Kampen on October 31, 1996. Van Kampen, through its subsidiaries, has extensive experience in mutual fund management, distribution and shareholder servicing. VK Advisory, the proposed new investment adviser for the Company, managed mutual funds with assets of $43 billion as of March 27, 1997. On December 12, 1996, the Company's Board of Directors appointed Van Kampen American Capital Distributors, Inc. as distributor of all classes of the Company's shares and appointed ACCESS Investor Services, Inc. (also a Van Kampen affiliate) as the transfer agent of the Company's shares with the exception of Prime Resource Account Holders of the Money Market and Government Obligations Money Market Funds (the "Money Market Funds").

     On February 5, 1997, MS Group and Dean Witter Discover announced that they had entered into the Merger Agreement pursuant to which MS Group will be merged with and into Dean Witter Discover (the "Merger"). The resulting corporation will be called Morgan Stanley, Dean Witter, Discover & Co.

INFORMATION CONCERNING MORGAN STANLEY GROUP INC. (MS GROUP)

     MS Group and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a registered broker-dealer and investment adviser, and Morgan Stanley Capital International Incorporated provide a wide range of financial services on a global basis. MS Group's principal businesses include securities underwriting, distri-bution and trading; merger, acquisition, restructuring, real estate, project finance and other corporate finance advisory activities; merchant banking and other principal investment activities; stock brokerage and research services; asset management; the trading of foreign exchange and commodities as well as derivatives on a broad range of asset categories, rates and indices; real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

INFORMATION CONCERNING DEAN WITTER, DISCOVER & CO. (DEAN WITTER DISCOVER)

     Dean Witter Discover is a diversified financial services company offering a broad range of nationally marketed credit and investment products with a primary focus on individual customers. Dean Witter Discover has two principal lines of business: credit services and securities. Its credit services business consists primarily of the issuance, marketing and servicing of general purpose credit cards and the provision of transaction processing services, private-label credit card services and real estate secured loans. It is the largest single issuer of general purpose credit cards in the United States as measured by number of accounts and cardmembers and the third largest originator and servicer of credit card receivables, as measured by managed loans. Dean Witter Discover's securities business is conducted primarily through its wholly-owned subsidiaries, Dean Witter Reynolds Inc. ("DWR") and Dean Witter Intercapital Inc. ("Intercapital"). DWR is a full-service securities firm offering a wide variety of securities products to serve the investment needs of individual clients through over 9,100 professional account executives located in 371 branch offices. DWR is among the largest NYSE members and is a member of other major securities, futures and options exchanges. Intercapital is a registered investment adviser that, along with its subsidiaries, services investment companies, individual accounts and institutional portfolios.

THE MERGER

     Under the terms of the Merger Agreement, each of MS Group's common shares will be converted into the right to receive 1.65 shares of Morgan Stanley, Dean Witter, Discover & Co. common stock and each issued and outstanding share of Dean Witter Discover common stock will remain outstanding and will thereafter represent one share of Morgan Stanley, Dean Witter, Discover & Co. common stock. The total estimated value of the foregoing transaction is approximately $21 billion. Following the Merger, MS Group's former shareholders will own approximately 45% and Dean Witter Discover's former shareholders will own approximately 55% of the outstanding shares of common stock of Morgan Stanley, Dean Witter, Discover & Co.

     The Merger is expected to be consummated by early June and is subject to certain closing conditions, including certain regulatory approvals and the approval of shareholders of both MS Group and Dean Witter Discover.

     The Board of Directors of Morgan Stanley, Dean Witter, Discover & Co. will initially consist of fourteen members, two of whom will be MS Group insiders and two of whom will be Dean Witter Discover insiders. The remaining ten directors will be independent directors, with MS Group and Dean Witter Discover each nominating five of the ten. The Chairman and Chief Executive Officer of Morgan Stanley, Dean Witter, Discover & Co. will be the current Chairman and Chief Executive Officer of Dean Witter Discover, Phillip Purcell. The President and Chief Operating Officer of Morgan Stanley, Dean Witter, Discover & Co. will be the current President of MS Group, John Mack.

     At meetings held on April 2, 1997 and May 21, 1997, the Board of Directors of the Company unanimously approved the Merger-Related Proposals described below. They also approved a proposal for VK Advisory to assume the administrative responsibilities of MSAM and MAS under their respective administration agreements with the Company, subject to the contingency of the consummation of the Merger discussed above.

PROPOSAL 1:  ELECTION OF DIRECTORS

     At the Meeting, it is proposed that ten Directors will be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the election of the following
Nominees: J. Miles Branagan, Richard M. DeMartini, Linda Hutton Heagy, R. Craig Kennedy, Jack E. Nelson, Don G. Powell, Jerome L. Robinson, Phillip Rooney, Fernando Sisto and Wayne W. Whalen. The Nominees have not previously been elected by the shareholders and have not previously served on the Board. Each of the current members of the Board has announced his intention to resign from the Board effective upon the election of the Nominees.

     Each of the Nominees has consented to being named in this proxy statement and to serve as a Director if elected. The Company knows of no reason why any Nominee would be unable or unwilling to serve if elected. Should any of the Nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power to vote for such person or persons as the management of the Company may recommend. Directors will be elected by a majority of shareholders of the Company entitled to vote that are present in person or by proxy at the Meeting.

INFORMATION REGARDING NOMINEES

     The following table provides information regarding each Nominee. It includes his or her name, position with the Company, age, principal occupations or employment during the past five years, number of Shares of the Funds beneficially owned and the percentage of shares of the Funds beneficially owned as of March 1, 1997. In addition, the table shows, for each Nominee, directorships with other companies that file reports periodically with the

Securities and Exchange Commission and the number of directorships with the registered investment companies to which VK Advisory or an affiliated person of VK Advisory provides investment advisory services (the "VKAC Fund Complex"). As of March 1, 1997 the Nominees as a group beneficially owned less than 1% of the Shares of each Fund of the Company.

                                                             SHARES OF THE
                                                                 FUNDS
                                  BUSINESS EXPERIENCE        BENEFICIALLY
 NAME AND POSITION            DURING THE PAST FIVE YEARS,     OWNED AS OF
 WITH THE COMPANY     AGE     INCLUDING ALL DIRECTORSHIPS    MARCH 1, 1997    PERCENTAGE
-------------------   ---    -----------------------------   -------------    ----------
J. Miles Branagan     64     Private Investor. Co-Founder          None           **
Nominee                      and prior to August 1996,
                             Chairman, Chief Executive
                             Officer and President, MDT
                             Corporation (now known as
                             Getinge/Castle, Inc., a
                             subsidiary of Getinge
                             Industrier AB), a company
                             which develops, manufactures,
                             markets and services medical
                             and scientific equipment.
                             Trustee of each of the
                             open-end investment companies
                             in the VKAC Fund Complex
                             advised by VK Advisory or Van
                             Kampen American Capital Asset
                             Management, Inc.
Richard M.            44     President and Chief Operating         None           **
  DeMartini*                 Officer, Dean Witter Capital,
Nominee                      a division of Dean Witter
                             Reynolds. Director of Dean
                             Witter Reynolds,
                             InterCapital, Dean Witter
                             Distributors, Inc. and Dean
                             Witter Trust Company.
                             Executive Vice President,
                             Dean Witter, Discover & Co.
                             Formerly, Vice Chairman of
                             the Board of the National
                             Association of Securities
                             Dealers, Inc. Formerly,
                             Chairman of the Board of The
                             Nasdaq Stock Market, Inc.
                             Member of Dean Witter,
                             Discover & Co. Management
                             Committee. Trustee of the
                             TCW/DW Funds. Director,
                             National Healthcare
                             Resources, Inc. Trustee of
                             each of the open- end
                             investment companies in the
                             VKAC Fund Complex advised by
                             VK Advisory or Van Kampen
                             American Capital Asset
                             Management, Inc.

                                                             SHARES OF THE
                                                                 FUNDS
                                  BUSINESS EXPERIENCE        BENEFICIALLY
 NAME AND POSITION            DURING THE PAST FIVE YEARS,     OWNED AS OF
 WITH THE COMPANY     AGE     INCLUDING ALL DIRECTORSHIPS    MARCH 1, 1997    PERCENTAGE
-------------------   ---    -----------------------------   -------------    ----------
Linda Hutton          48     Partner, Ray & Berndtson,             None           **
  Heagy                      Inc., an executive recruiting
Nominee                      and management consulting
                             firm. Formerly, Executive
                             Vice President of ABN AMRO,
                             N.A., a Dutch bank holding
                             company. Prior to 1992,
                             Executive Vice President of
                             LaSalle National Bank.
                             Trustee of each of the
                             open-end investment companies
                             in the VKAC Fund Complex
                             advised by VK Advisory or Van
                             Kampen American Capital Asset
                             Management, Inc.
R. Craig Kennedy      45     President and Director,               None           **
Nominee                      German Marshall Fund of the
                             United States. Formerly,
                             advisor to the Dennis Trading
                             Group Inc. Prior to 1992,
                             President and Chief Executive
                             Officer, Director and Member
                             of the Investment Committee
                             of the Joyce Foundation, a
                             private foundation. Trustee
                             of each of the open-end
                             investment companies in the
                             VKAC Fund Complex advised by
                             VK Advisory or Van Kampen
                             American Capital Asset
                             Management, Inc.
Jack E. Nelson        61     President, Nelson Investment          None           **
Nominee                      Planning Services, Inc., a
                             financial planning company
                             and registered investment
                             adviser. President, Nelson
                             Ivest Brokerage Services,
                             Inc., a member of the
                             National Association of
                             Securities Dealers, Inc.
                             ("NASD") and Securities
                             Investors Protection Corp.
                             ("SIPC"). Trustee of each of
                             the open-end investment
                             companies in the VKAC Fund
                             Complex advised by VK
                             Advisory or Van Kampen
                             American Capital Asset
                             Management, Inc.

                                                             SHARES OF THE
                                                                 FUNDS
                                  BUSINESS EXPERIENCE        BENEFICIALLY
 NAME AND POSITION            DURING THE PAST FIVE YEARS,     OWNED AS OF
 WITH THE COMPANY     AGE     INCLUDING ALL DIRECTORSHIPS    MARCH 1, 1997    PERCENTAGE
-------------------   ---    -----------------------------   -------------    ----------
Don G. Powell*        57     Chairman, President, Chief            None           **
Nominee                      Executive Officer and a
                             Director of Van Kampen.
                             Chairman, Chief Executive
                             Officer and Director of Van
                             Kampen American Capital
                             Distributors, Inc., VK
                             Advisory, Van Kampen American
                             Capital Asset Management,
                             Inc., Van Kampen American
                             Capital Management, Inc. and
                             Van Kampen American Capital
                             Advisors, Inc. Chairman,
                             President and a Director of
                             Van Kampen American Capital
                             Exchange Corporation and Van
                             Kampen American Capital
                             Services, Inc. Chairman and a
                             Director of ACCESS Investor
                             Services, Inc., Van Kampen
                             American Capital
                             Recordkeeping Services, Inc.
                             and Van Kampen American
                             Capital Trust Company. Prior
                             to November 1996, President,
                             Chief Executive Officer and a
                             Director of VK/AC Holding,
                             Inc. President, Chief
                             Executive Officer and a
                             Trustee/ Director of certain
                             open-end investment companies
                             and closed-end investment
                             companies advised by Van
                             Kampen American Capital Asset
                             Management, Inc. Chairman of
                             the Board of Governors and
                             the Executive Committee of
                             the Investment Company
                             Institute. Prior to July
                             1996, President, Chief
                             Executive Officer and a
                             Trustee/Director of open-end
                             investment companies advised
                             by VK Advisory, Van Kampen
                             American Capital Asset
                             Management, Inc., Van Kampen
                             American Capital Management,
                             Inc. and closed-end
                             investment companies advised
                             by VK Advisory. Trustee of
                             each of the open-end
                             investment companies in the
                             VKAC Fund Complex advised by
                             VK Advisory.

                                                             SHARES OF THE
                                                                 FUNDS
                                  BUSINESS EXPERIENCE        BENEFICIALLY
 NAME AND POSITION            DURING THE PAST FIVE YEARS,     OWNED AS OF
 WITH THE COMPANY     AGE     INCLUDING ALL DIRECTORSHIPS    MARCH 1, 1997    PERCENTAGE
-------------------   ---    -----------------------------   -------------    ----------
Jerome L. Robinson    74     President, Robinson Technical         None           **
Nominee                      Products Corporation, a
                             manufacturer and processor of
                             welding alloys, supplies and
                             equipment. Director,
                             Pacesetter Software, a
                             software programming company
                             specializing in white collar
                             productivity. Director,
                             Panasia Bank. Trustee of each
                             of the open-end investment
                             companies in the VKAC Fund
                             Complex advised by VK
                             Advisory or Van Kampen
                             American Capital Asset
                             Management, Inc.
Phillip Rooney        52     Private Investor. Director,           None           **
Nominee                      Illinois Tool Works, Inc., a
                             manufacturing company.
                             Director, The Servicemaster
                             Company, a business and
                             consumer services company.
                             Director, Urban Shopping
                             Centers, Inc., a retail mall
                             management company. Director,
                             Stone Container Corp., a
                             paper manufacturing company.
                             Trustee, University of Notre
                             Dame. Formerly, President and
                             Chief Executive Officer, WMX
                             Technologies Inc., an
                             environmental services
                             company, and prior to that,
                             President and Chief Operating
                             Officer, WMX Technologies
                             Inc. Trustee of each of the
                             open-end investment companies
                             in the VKAC Fund Complex
                             advised by VK Advisory or Van
                             Kampen American Capital Asset
                             Management, Inc.
Fernando Sisto        72     Professor Emeritus and prior          None           **
Nominee                      to 1995, Dean of the Graduate
                             School, Stevens Institute of
                             Technology. Director,
                             Dynalysis of Princeton, a
                             firm engaged in engineering
                             research. Trustee of each of
                             the open-end investment
                             companies in the VKAC Fund
                             Complex advised by VK
                             Advisory or Van Kampen
                             American Capital Asset
                             Management, Inc.

                                                             SHARES OF THE
                                                                 FUNDS
                                  BUSINESS EXPERIENCE        BENEFICIALLY
 NAME AND POSITION            DURING THE PAST FIVE YEARS,     OWNED AS OF
 WITH THE COMPANY     AGE     INCLUDING ALL DIRECTORSHIPS    MARCH 1, 1997    PERCENTAGE
-------------------   ---    -----------------------------   -------------    ----------
Wayne W. Whalen       57     Partner in the law firm of            None           **
Nominee                      Skadden, Arps, Slate, Meagher
                             & Flom (Illinois), legal
                             counsel to the Van Kampen
                             American Capital Funds,
                             open-end funds advised by Van
                             Kampen American Capital
                             Management, Inc. and
                             closed-end funds advised by
                             VK Advisory. Trustee of each
                             of the open-end and
                             closed-end investment
                             companies in the VKAC Fund
                             Complex advised by VK
                             Advisory, Van Kampen American
                             Capital Asset Management,
                             Inc. or Van Kampen American
                             Capital American Captial
                             Management, Inc.

---------------
* If elected, would be an "interested person" within the meaning of the 1940 Act. In addition, Mr. Powell is a current shareholder of MS Group and Mr. DeMartini is a current shareholder of Dean Witter Discover.

** As of March 1, 1997, the Nominees as a group beneficially owned less than 1% of the Shares of each Fund of the Company.

BOARD APPROVAL OF THE ELECTION OF NOMINEES

     At a meeting held April 2, 1997, the Board decided to recommend that shareholders vote for each of the Nominees, except Mr. Powell who was not a Nominee at that time. The Board decided to recommend that shareholders vote for Mr. Powell at a meeting held on May 21, 1997. In considering the nomination of Messrs. J. Miles Branagan, Richard M. DeMartini, R. Craig Kennedy, Jack E. Nelson, Don G. Powell, Jerome L. Robinson, Phillip Rooney, Fernando Sisto and Wayne W. Whalen and Ms. Linda Hutton Heagy for election as Directors of the Company, the Directors considered the Nominees' experience and qualifications. In particular, the Board considered that the majority of the Nominees have substantial familiarity and experience as trustees of mutual funds advised, administered and distributed by subsidiaries of Van Kampen. The Board believed this experience would be germane in light of the determination to recommend that VK Advisory become the Company's investment adviser and administrator and in light of the fact that Van Kampen affiliates had already assumed responsibility for distribution and most transfer agency activities. The Board also considered that the experience of each of the remaining Nominees includes either experience as a director of a large retail mutual fund complex or as a director of a number of large publicly-held companies. At a meeting held May 21, 1997, the Board waived certain retirement provisions to permit Mr. Robinson to serve as a Director and conditionally determined the "disinterested" status of Mr. Nelson.

COMPENSATION OF CURRENT DIRECTORS

     The aggregate compensation paid by the Company to each of the Company's current Directors serving during the fiscal year ended June 30, 1996 and the aggregate compensation paid to each Director during calendar year 1996 by the registered investment companies which (i) hold themselves out to investors as related companies for purposes of investment and investment services or (ii) to which MSAM or MAS or an affiliated person of MSAM or MAS provides investment advisory services (collectively, the "Fund Complex") is set forth in the following compensation table. The Nominees, if elected, may establish different compensation and/or retirement plans from the Company and the VKAC Fund Complex.

                               COMPENSATION TABLE

                                  PENSION OR                              NUMBER OF
                                  RETIREMENT     TOTAL COMPENSATION  INVESTMENT COMPANIES
                AGGREGATE      BENEFITS ACCRUED   FROM THE COMPANY     IN FUND COMPLEX
NAME AND       COMPENSATION       AS PART OF      AND FUND COMPLEX        FOR WHICH
POSITION     FROM THE COMPANY   FUND EXPENSES    PAID TO DIRECTORS    DIRECTOR SERVES++
------------ ----------------  ----------------  ------------------  --------------------
Barton M.        $      0          $      0           $      0                  4
 Biggs,
 Chairman
 and
 Director
Warren J.        $      0          $      0           $      0                  4
  Olsen,
  Director
  and
  President
John D.          $  5,879          $      0           $ 65,000                  4
  Barrett,
  II,
  Director
Gerard E.        $  5,879          $      0           $ 72,100                  4
  Jones,
  Director
Andrew           $  4,974+         $      0           $ 55,000                  4
  McNally
  IV,
  Director
Samuel T.        $  4,974+         $      0           $ 55,000                  4
  Reeves,
  Director
Fergus Reid,     $  5,879+         $      0           $ 72,000                  4
  Director
Frederick O.     $  4,974+         $      0           $ 72,100                  4
 Robertshaw,
  Director
Frederick B.     $      0+         $      0           $      0                  4
 Whittemore,
  Director

---------------
+  The total amount of deferred compensation for Frederick O. Robertshaw, Samuel
   T. Reeves, Fergus Reid, Andrew McNally IV and Frederick B. Whittemore was $0, $2,637, $3,117, $2,637 and $0, respectively. Mr. Whittemore retired from the Board of Directors effective March 14, 1997.

++ Although the Fund Complex includes Morgan Stanley Universal Funds Inc.
   ("Universal"), as of June 30, 1996, the Directors had not received compensation for their services on the Board of Directors of Universal. In addition, although the Fund Complex includes PCS Cash Fund, Inc. ("PCS"), PCS ceased operations on September 26, 1996.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     There were four meetings of the Board of Directors held during the fiscal year ended June 30, 1996. In such fiscal year, all Directors, except Messrs. Biggs and Whittemore, attended at least 75% of the meetings of the Board of Directors held during their respective terms.

     The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Company's financial operations. The members of the Audit Committee during the fiscal year ended June 30, 1996 were Messrs. Jones (Chairman), Barrett and Reid, each of whom is not an "interested person" within the meaning of the 1940 Act. The Audit Committee met two times during the fiscal year ended June 30, 1996. During such fiscal year, all members attended both meetings of the Audit Committee.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH NOMINEE.

THE NEW ADVISORY AND SUB-ADVISORY AGREEMENTS.

INTRODUCTION

     At meetings held on April 2, 1997 and May 21, 1997, the Directors of the Company unanimously voted in favor of a management recommendation that VK Advisory become the investment adviser for all of the Funds and called the present Meeting for the purpose of, among others, requesting that shareholders approve the New Advisory Agreement with VK Advisory and the New Sub-Advisory Agreement with MSAM. Also at the April 2, 1997 Board meeting, the Directors unanimously authorized the assignment of the Company's administration agreements with, respectively, MSAM and MAS to VK Advisory. The Board also approved the selection of MSAM and MAS as sub-advisers to the Company and approved the New Sub-Advisory Agreement with MSAM and a form of sub-advisory agreement with MAS. At a meeting held May 29, 1997, the Board unanimously approved the sub-advisory fees payable by VK Advisory to MSAM and MAS, respectively. (The investment portfolios for which MAS would be the sub-adviser have not yet become operational.) Under the New Sub-Advisory Agreement, MSAM would continue to manage the assets of the Funds for which it now acts as investment adviser.

VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP. (VK ADVISORY)

     VK Advisory is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and has its offices at One Parkview Plaza, Oakbrook Terrace, Illinois and 2800 Post Oak Boulevard, Houston, Texas 77056. Prior to 1988, VK Advisory provided investment advisory services under the name "American Portfolio Advisory Services Inc." On December 31, 1987, VK Advisory changed its name to Van Kampen Merritt Investment Advisory Corp. In January 1995, VK Advisory adopted its current name.

     Set forth below is the name, address and principal occupation of the principal executive officer and each director of VK Advisory:

                     DIRECTORS AND OFFICERS OF VK ADVISORY

NAME AND ADDRESS                              PRINCIPAL OCCUPATION
------------------------------------------------------------------------------------
Don G. Powell               See "Information Regarding Nominees."
  2800 Post Oak Blvd.
  Houston, TX 77056
Dennis J. McDonnell         President, Chief Operating Officer and a Director of VK
  Parkview Plaza            Advisory, VKAC Asset Management, Inc., Van Kampen
  Oakbrook Terrace, IL 60181 American Capital Advisors, Inc. and Van Kampen American
                            Capital Management, Inc. Executive Vice President and a
                            Director of Van Kampen. Director of MCM Group, Inc.,
                            McCarthy, Crisanti & Maffei, Inc., MCM (Europe) Limited
                            and MCM Asia Pacific Company, Limited. President,
                            Chairman of the Board and Trustee of each of the
                            closed-end investment companies and each of the open-end
                            investment companies advised by Van Kampen American
                            Capital Management, Inc. advised by VK Advisory in the
                            VKAC Fund Complex and President of each of the open-end
                            investment companies in the VKAC Fund Complex. Prior to
                            November 1996, Executive Vice President and a Director
                            of VK/AC Holding, Inc.
Ronald A. Nyberg            Executive Vice President, General Counsel and Secretary
  One Parkview Plaza        of Van Kampen. Executive Vice President, General
  Oakbrook Terrace, IL 60181 Counsel, Assistant Secretary and a Director of Van
                            Kampen American Capital Distributors, Inc., VK Advisory,
                            VKAC Asset Management, Inc., Van Kampen American Capital
                            Management, Inc., Van Kampen American Capital Trust
                            Company, Van Kampen American Capital Recordkeeping
                            Services, Inc. and Van Kampen American Capital Insurance
                            Agency of Illinois, Inc. Executive Vice President,
                            General Counsel and Assistant Secretary of Van Kampen
                            American Capital Advisors, Inc., Van Kampen American
                            Capital Exchange Corporation, ACCESS Investor Services,
                            Inc. and Van Kampen American Capital Services, Inc.
                            Director of ICI Mutual Insurance Co., a provider of
                            insurance to members of the Investment Company
                            Institute. Prior to November 1996, Executive Vice
                            President, General Counsel and Secretary of VK/AC
                            Holding, Inc. Vice President and Secretary of the Funds
                            in the VKAC Fund Complex.

NAME AND ADDRESS                              PRINCIPAL OCCUPATION
------------------------------------------------------------------------------------
William R. Rybak            Executive Vice President and Chief Financial Officer of
  One Parkview Plaza        Van Kampen since February 1993. Treasurer of VK/AC
  Oakbrook Terrace, IL 60181 Holding, Inc. through December 1993 and Executive Vice
                            President and Chief Financial Officer of VK/AC Holding,
                            Inc. through October 1996. Executive Vice President,
                            Chief Financial Officer and a Director of Van Kampen
                            American Capital Distributors, Inc., VK Advisory, VKAC
                            Asset Management, Inc., Van Kampen American Capital
                            Management, Inc. and Van Kampen American Capital
                            Recordkeeping Services, Inc. Executive Vice President
                            and Chief Financial Officer of Van Kampen American
                            Capital Advisors, Inc., Van Kampen American Capital
                            Exchange Corporation, Van Kampen American Capital Trust
                            Company, ACCESS Investor Services, Inc., and Van Kampen
                            American Capital Insurance Agency of Illinois, Inc.
                            Director of Alliance Bancorp, a savings and loan holding
                            company, and prior to February 1997, Chairman of the
                            Board of Hinsdale Financial Corp., a savings and loan
                            holding company.
Peter W. Hegel              Executive Vice President of VK Advisory, Van Kampen
  One Parkview Plaza        American Capital Management, Inc. and Van Kampen
  Oakbrook Terrace, IL 60181 American Capital Advisors, Inc. Executive Vice President
                            and Director of Van Kampen American Capital Asset
                            Management, Inc. Vice President of open-end and
                            closed-end investment companies in the VKAC Fund Complex
                            and closed-end investment companies in the VKAC Fund
                            Complex advised by VK Advisory.
Alan T. Sachtleben          Executive Vice President of VK Advisory, Van Kampen
  2800 Post Oak Blvd.       American Capital Management, Inc., and Van Kampen
  Houston, TX 77056         American Capital Asset Management, Inc. Executive Vice
                            President and Director of Van Kampen American Capital
                            Advisors, Inc. Vice President of certain of the open-end
                            investment companies in the VKAC Fund Complex.

MORGAN STANLEY ASSET MANAGEMENT INC. (MSAM)

     MSAM, located at 1221 Avenue of the Americas, New York, New York 10020, acts as investment adviser for each of the Funds that the Company currently offers.

     MSAM currently is a wholly-owned subsidiary of MS Group and provides a broad range of portfolio management services to customers in the United States and abroad. At March 31, 1997, MSAM, together with its affiliated asset management companies, other than MAS and Van Kampen and its subsidiaries (including VK Advisory), managed investments totaling approximately $75.6 billion.

     Set forth below is the name and principal occupation of the principal executive officer and each director of MSAM. The address for each is 1221 Avenue of the Americas, New York, New York 10020:

          NAME AND ADDRESS                  PRINCIPAL OCCUPATION
-------------------------------------  ------------------------------
Barton M. Biggs, Chairman of the       Chairman and Managing
  Board of Directors                     Director, MSAM; Managing
                                         Director of Morgan Stanley &
                                         Co. Incorporated; Chairman
                                         of Morgan Stanley Asset
                                         Management Limited; Director
                                         of VK/AC Holdings, Inc.
Peter A. Nadosy, Vice-Chairman of the  Vice Chairman, Director and
  Board of Directors                     Managing Director, MSAM;
                                         Managing Director of Morgan
                                         Stanley & Co. Incorporated;
                                         Director of Morgan Stanley
                                         Asset Management Limited
James M. Allwin, Director and          President, Director and
  President                              Managing Director, MSAM;
                                         Managing Director of Morgan
                                         Stanley & Co. Incorporated;
                                         President of Morgan Stanley
                                         Realty Inc.; Director of
                                         VK/AC Holdings, Inc.
Gordon S. Gray, Director               Director and Managing
                                         Director, MSAM; Managing
                                         Director of Morgan Stanley &
                                         Co. Incorporated
Dennis G. Sherva, Director             Director and Managing
                                         Director, MSAM; Managing
                                         Director of Morgan Stanley &
                                         Co. Incorporated

THE ADVISORY AGREEMENTS

     A majority of the Directors of the Company, including a majority of the Directors who are not (i) parties to the New Advisory Agreement or the New Sub-Advisory Agreement (together, the "New Agreements") or (ii) interested persons of any such party, approved the New Agreements at an in-person meeting called for the purpose of voting on such approval. The holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of each Fund are being asked to approve the New Agreements. The summary of the New Advisory Agreement set forth herein is qualified by reference to Annex A and the summary of the New Sub-Advisory Agreement is qualified by reference to Annex B.

     THE CURRENT ADVISORY AGREEMENT. Since the beginning of the Company's last fiscal year, the Board has taken several actions with respect to the current advisory agreement dated November 17, 1992 between the Company and

MSAM (the "Current Advisory Agreement"). In particular, at a Board of Directors Meeting held on July 16, 1996, the Directors, including a majority of the Directors who are not "interested persons" as such term is defined under the 1940 Act (the "Independent Directors"), approved the addition of the Money Market, Tax-Free Money Market and Government Obligations Money Market Funds as additional investment portfolios subject to the Current Advisory Agreement. Similarly, at a Board of Directors Meeting held on December 12, 1996, the Board, including a majority of the Independent Directors, approved the addition of the Global Equity, Emerging Markets Debt and Equity Growth Funds as additional investment portfolios subject to the Current Advisory Agreement. Most recently, at the Annual Board of Directors meeting held February 13, 1997, the Directors, including a majority of the Independent Directors, approved the Current Advisory Agreement for continuance for the year beginning April 14, 1997.

     The Current Advisory Agreement provides that MSAM, as an investment adviser to the Company, in return for its fee, and subject to the control and supervision of the Board and in conformance with the stated investment objective and policies of each Fund, will manage the investment and reinvestment of the assets of each Fund. In this regard, it is the responsibility of MSAM to make investment decisions for each Fund and to place each such Fund's purchase and sale orders for investment securities. The Current Advisory Agreement states that MSAM will provide adequate office space, facilities and personnel to perform its advisory services for the Company.

     The Current Advisory Agreement provides that it shall continue for successive annual periods with respect to a Fund, provided that such continuation is approved at least annually by the Company's Independent Directors or by vote of the holders of a majority of the Fund's outstanding voting securities, as well as by a majority of the Company's Directors. The Current Advisory Agreement may be terminated by any Fund at any time, without the payment of any penalty, by vote of a majority of the Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to MSAM. The Current Advisory Agreement may be terminated by MSAM at any time, without the payment of any penalty, upon 90 days' written notice to the Company. The Current Advisory Agreement automatically terminates in the event of its assignment.

     The Current Advisory Agreement provides that, in the absence of (i) willful misfeasance, bad faith or gross negligence on the part of MSAM in the performance of its obligations and duties, (ii) reckless disregard by MSAM of its obligations and duties, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, MSAM shall not be liable to the Company, or to any shareholder of the Company, for any error of judgment, mistake of law or any other act or omission in connection with rendering services under the agreement, including any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of any Fund of the Company. The Current Advisory Agreement also states that any limitation of liability does not apply to statutory liability pursuant to Section 36(b) of the 1940 Act.

     The following table sets forth: (i) the compensation that MSAM is entitled to receive under the Current Advisory Agreement as a percentage of average daily net assets; (ii) MSAM's advisory fees after expense reimbursement or fee waiver as a percentage of average daily net assets; (iii) the aggregate fees each Fund paid to MSAM during the Company's last fiscal year under the Current Advisory Agreement; (iv) the advisory fees MSAM waived during the Company's last fiscal year; and (v) the date shareholders of each of the Funds last effectively approved the Current Advisory Agreement.

                                                INVESTMENT ADVISORY
                                                   FEES--FISCAL
                               ADVISORY FEE         YEAR ENDED
                                  (AFTER           JUNE 30, 1996
                                  EXPENSE     -----------------------        DATE OF
                  CONTRACTUAL  REIMBURSEMENT  NET FEES                   LAST EFFECTIVE
                   ADVISORY       OR FEE        PAID    AMOUNT WAIVED      SHAREHOLDER
      FUND            FEE         WAIVER)      (000)        (000)           APPROVAL
----------------- -----------  -------------  --------  -------------  -------------------
Aggressive Equity     0.90          0.50           0          31       December 29, 1995
  Fund(1)
American Value        0.85          0.54         230         134       October 18, 1993
  Fund
Asian Growth Fund     1.00          1.00       3,762           0       June 23, 1993
Emerging Markets      1.25          0.84         727         355       July 6, 1994
  Fund
Global Equity         1.00          0.64         677         371       January 4, 1993
  Allocation Fund
Global Fixed          0.75          0.04          10         112       January 4, 1993
  Income Fund
Government         0.45 on          0.41         759(2)      154(2)    September 27, 1996
  Obligations     assets up
  Money(2)(3)      to $250
  Market Fund      million
                   0.40 on
                    assets
                  above $250
                  million up
                   to $500
                   million
                   0.35 on
                    assets
                  exceeding
                      $500
                   million
High Yield            0.75          0.42           0          13       May 1, 1996
  Fund(1)
International         0.80          0.80         N/A         N/A       June 29, 1995
  Magnum Fund(3)
Latin American        1.25          0.07          13         206       July 6, 1994
  Fund

                                                INVESTMENT ADVISORY
                                                   FEES--FISCAL
                               ADVISORY FEE         YEAR ENDED
                                  (AFTER           JUNE 30, 1996
                                  EXPENSE     -----------------------        DATE OF
                  CONTRACTUAL  REIMBURSEMENT  NET FEES                   LAST EFFECTIVE
                   ADVISORY       OR FEE        PAID    AMOUNT WAIVED      SHAREHOLDER
      FUND            FEE         WAIVER)      (000)        (000)           APPROVAL
----------------- -----------  -------------  --------  -------------  -------------------
Money Market       0.45 on          0.36        395(2)         45(2)   September 27, 1996
  Fund(2)(3)      assets up
                   to $250
                   million
                   0.40 on
                    assets
                  above $250
                  million up
                   to $500
                   million
                   0.35 on
                    assets
                  exceeding
                      $500
                   million
U.S. Real Estate      1.00          0.70          0            9       May 1, 1996
  Fund(1)
Worldwide High        0.75          0.61        430           97       February 2, 1994
  Income Fund

---------------

(1) The investment advisory fees represent fees paid for the fiscal period (beginning on the Fund's commencement of operations) ended June 30, 1996. The Aggressive Equity, U.S. Real Estate and High Yield Funds commenced operations on January 2, 1996, May 1, 1996 and May 1, 1996, respectively.

(2) MSAM acted as investment adviser to the predecessor portfolios of the Government Obligations Money Market Fund (the PCS Government Obligations Money Market Fund) and the Money Market Fund (the PCS Money Market Fund). PCS Cash Fund, Inc. paid MSAM advisory fees (and MSAM waived fees) in the amounts indicated in the foregoing chart with respect to the predecessor portfolios.

(3) The International Magnum, Government Obligations Money Market and Money Market Funds had not yet commenced operations on June 30, 1996.

     The name, net assets as of December 31, 1996 and contractual advisory fee of all registered investment companies advised by MSAM, including the Funds, are set forth at Annex C hereto. Annex D hereto contains similar information with respect to registered investment companies for which VK Advisory serves as investment adviser.

PROPOSAL 2:  APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

     The Board approved the proposed New Advisory Agreement between the Company and VK Advisory at a meeting held on April 2, 1997. The form of the New Advisory Agreement is attached hereto as Annex A.

     The New Advisory Agreement provides that VK Advisory will supply investment research and portfolio management, including the selection of securities for each Fund to purchase, hold or sell and the selection of brokers through which that Fund's portfolio transactions are executed. However, the

New Advisory Agreement also provides that VK Advisory may appoint a sub-adviser selected and approved in the manner provided for in the 1940 Act to perform these portfolio management responsibilities. See "Proposal 3." The New Advisory Agreement further provides for VK Advisory to administer the business affairs of each Fund, furnish offices, necessary facilities and equipment, provide certain administrative services and permit its officers and employees to serve without compensation as directors and officers of the Company if duly elected to such positions. The New Advisory Agreement acknowledges that (i) the chief executive officer, president, chief financial officer and secretary of VK Advisory; and
(ii) each director, officer and employee of VK Advisory or any of its affiliates who serves as an officer of the Company, in their current capacities, are viewed as essential personnel and, for a period of one year, will not be replaced by VK Advisory or any of its affiliates without first informing the Board of Directors in a timely manner. This latter provision is not in the Current Advisory Agreement.

     The New Advisory Agreement provides that VK Advisory shall not be liable for any error of judgment or law, or for any loss suffered by a particular Fund in connection with the matters to which the New Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of VK Advisory in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the New Advisory Agreement. The Current Advisory Agreement contains similar provisions but it also does not limit MSAM's liability for losses resulting from a breach of fiduciary duty with respect to receipt of compensation for services. The Current Advisory Agreement also states that any limitation of liability does not apply to statutory liability pursuant to Section 36(b) of the 1940 Act.

     The investment advisory fee as a percentage of net assets payable by each Fund will be the same under the New Advisory Agreement as under the Current Advisory Agreement. If the investment advisory fee under the New Advisory Agreement had been in effect for the Company's most recently completed fiscal year, advisory fees paid to VK Advisory by the Company would have been identical to those paid under the Current Advisory Agreement.

     The New Advisory Agreement provides that VK Advisory's activities are subject to the review and supervision of the Board of Directors, to which VK Advisory will render periodic reports with respect to each Fund's investment activities. The New Advisory Agreement provides that it must be approved and may be continued from year to year, after an initial two-year term, in the manner provided for in the 1940 Act. The New Advisory Agreement may be terminated by either party, at any time, without penalty, upon 60 days' written notice, and automatically terminates in the event of its assignment. The Current Advisory Agreement requires MSAM to give 90 days' notice of termination.

     At its April 2, 1997 meeting and, with respect to additional sub-advisory matters, its May 29, 1997 meeting, the Board of Directors considered written and oral information provided to it concerning the experience and qualifications of VK Advisory. The materials and presentations included: (1) information on the number, size, investment objectives and performance of mutual funds advised by VK Advisory; (2) historical information about VK Advisory and its affiliates;
(3) background information on senior employees of VK Advisory (and in this regard, the Board met with Don G. Powell, the Chairman and Chief Executive Officer of VK Advisory and a Nominee); (4) information on services to be provided by VK Advisory as investment adviser and administrator; (5) information regarding the post-Merger relationships among MS Group and its affiliates, including VK Advisory, and Dean Witter Discover and its affiliates, particularly as they affect the strategy for sales and services to retail investors and the possibility of benefits to be derived by shareholders, particularly with respect to the quality of services and the possibility of reduction in expenses due to efficiencies and future growth and the possibility of making shares of the Company exchangeable for shares of other Van Kampen funds; (6) the fact that the contractual advisory fee rates would remain the same and that those fees would continue to be waived to the extent necessary to maintain total operating expenses for each Fund at their current levels; (7) information relating to sub-advisory fees, taking into account, among other things, the fact that these fees reflect a business judgment among affiliated entities as to how to share revenues; and (8) the terms of the New Advisory Agreement, particularly the fact that the terms of the New Advisory Agreement are substantially similar to those of the Current Advisory Agreement in all material respects and are in compliance with applicable legal requirements. The Board also considered that MSAM, as sub-adviser, would continue to provide portfolio management to the Funds using the same portfolio managers and other personnel currently managing the Funds and that, under the New Advisory Agreement, VK Advisory could terminate MSAM as sub-adviser only with the approval of a majority of the Directors who are not "interested persons" of any party to the New Advisory Agreement.

     The Board also considered possible benefits to VK Advisory and Morgan Stanley, Dean Witter, Discover & Co. that may result from the Merger, including the continued use of Morgan Stanley & Co. and Dean Witter Discover brokers and their affiliates, to the extent permitted by law, for brokerage services.

     The Board also considered the terms of the Merger Agreement and the possible effects of the Merger upon the organization of VK Advisory and upon the ability of VK Advisory to provide advisory services to the Company. In this regard, the Board was informed of the resources of Morgan Stanley, Dean Witter, Discover & Co. to be made available to VK Advisory.

     The Board also considered the effect on the Company of VK Advisory and MSAM becoming affiliated persons of Morgan Stanley, Dean Witter, Dis-cover & Co. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Company to engage in certain transactions with Morgan Stanley, Dean Witter, Discover & Co. and its affiliates. For example, absent exemptive relief, the Company will be prohibited from purchasing securities from Morgan Stanley & Co. and DWR in transactions in which Morgan Stanley & Co. and DWR acts as a principal. Currently, the Company is prohibited from making such purchases in only those transactions in which Morgan Stanley & Co. or an affiliate acts as principal. The Company will also have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley & Co. or DWR is acting as an underwriter. The Company is already required to satisfy such conditions when engaging in transactions in which Morgan Stanley & Co. or an affiliate is acting as an underwriter. In this connection, the management of VK Advisory and MSAM represented to the Board that they do not believe these prohibitions or conditions will have a material effect on the management or performance of the Funds.

     After consideration of the above factors and such other factors and information that the Board deemed relevant, the Directors, including the Independent Directors, unanimously: (i) approved the New Advisory Agreement; and
(ii) voted to recommend the approval of the New Advisory Agreement to the shareholders of the Funds.

     In the event that shareholders of any Fund do not approve both the New Advisory Agreement and the New Sub-Advisory Agreement (Proposal 3), the Current Advisory Agreement will remain in effect with respect to the appropriate Fund(s) and the Board will take such action as it deems in the best interest of the affected Fund(s) and shareholders, which may include proposing that shareholders approve another agreement in lieu of the New Advisory Agreement. If the Merger is not consummated, MSAM will continue to serve as investment adviser of each Fund pursuant to the terms of the Current Advisory Agreement whether or not the Merger-Related Proposals are approved by shareholders.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENT.

PROPOSAL 3:  APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT

     At its April 2, 1997 and May 29, 1997 meetings, the Board approved a proposed New Sub-Advisory Agreement between VK Advisory and MSAM, the form of which is attached hereto as Annex B. At the meetings the Directors, including the Independent Directors, unanimously approved the New Sub-Advisory Agreement and recommended the agreement for approval by the shareholders of the Funds.

     The New Sub-Advisory Agreement provides that, subject to the overall policies, control, direction and review of the Company's Directors and VK Advisory, MSAM shall manage the investment and reinvestment of the assets of each of the Funds, continuously review, supervise and administer the investment program of each of the Funds, determine in its discretion the securities to be purchased or sold and the portion of each Fund's assets to be held uninvested, to provide the Company with records concerning MSAM's activities which the Company is required to maintain, and to render regular reports to the Company's officers and Board of Directors concerning MSAM's discharge of the foregoing responsibilities.

     The New Sub-Advisory Agreement provides that MSAM shall not be liable to the Funds or any shareholder of the Funds to any degree greater than VK Advisory.

     The New Sub-Advisory Agreement provides that VK Advisory shall pay MSAM a monthly fee for its services to the Funds as investment sub-adviser calculated as follows: If average daily net assets of a Fund during the monthly period are less than or equal to $500 million, VK Advisory shall pay MSAM one-half of the total investment advisory fee payable to VK Advisory by the Fund (after application of any fee waivers in effect) for such monthly period. If a Fund's average daily net assets for the monthly period are greater than $500 million, VK Advisory shall pay MSAM a fee for such monthly period equal to the greater of
(a) one half of what the total advisory fee payable to VK Advisory by the Fund (after application of any fee waivers in effect) for such period would have been had the Fund's average daily net assets during such period been equal to $500 million, or (b) forty-five percent (45%) of the total investment advisory fee payable to VK Advisory by the Fund (after application of any fee waivers in effect) for such monthly period. Because the investment sub-advisory fee will be paid to MSAM by VK Advisory, had the proposed investment advisory/investment sub-advisory fee structure been in effect for the Company's most recently completed fiscal year, advisory fees paid to VK Advisory by the Company would have been identical to those paid under the Current Advisory Agreement.

     The New Sub-Advisory Agreement provides that it must be approved and may be continued from year to year, after an initial two-year term, in the manner provided for in the 1940 Act. The New Sub-Advisory Agreement may be terminated by either party, at any time, without penalty, upon 60 days' written notice, and automatically terminates in the event of its assignment.

     In evaluating the New Sub-Advisory Agreement, the Board took into account that the terms relating to the portfolio management services to be provided under the Company's Current Advisory Agreement and the New Sub-Advisory Agreement are substantially similar. The Board also considered possible benefits to MSAM and Morgan Stanley, Dean Witter, Discover & Co. that may result from the Merger including the continued use of Morgan Stanley & Co. and Dean Witter Discover brokers and their affiliates, to the extent permitted by law, for brokerage services.

     The Board also considered the terms of the Merger Agreement and the possible effects of the Merger upon the organization of MSAM and upon the ability of MSAM to provide sub-advisory services to the Company. The Board considered the skills and capabilities of MSAM, taking note of the information they had considered in approving the continuation of the Current Advisory Agreement on February 13, 1997. In this regard, the Board was informed of the resources of Morgan Stanley, Dean Witter, Discover & Co. to be made available to VK Advisory and MSAM.

     The Board also considered the effect on the Company of VK Advisory and MSAM becoming affiliated persons of Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Company to engage in certain transactions with Morgan Stanley, Dean Witter, Discover & Co. and its affiliates. For example, absent exemptive relief, the Company will be prohibited from purchasing securities from Morgan Stanley & Co. and DWR in transactions in which Morgan Stanley & Co. and DWR acts as a principal. Currently the Company is prohibited from making such purchases in only those transactions in which Morgan Stanley & Co. or an affiliate acts as principal. The Company will also have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley & Co. or DWR is acting as an underwriter. The Company is already required to satisfy such conditions when engaging in transactions in which Morgan Stanley & Co. or an affiliate is acting as an underwriter. In this connection, the management of MSAM represented to the Board that they do not believe these prohibitions or conditions will have a material effect on the management or performance of the Funds.

     After consideration of the above factors and such other factors and information that the Board deemed relevant, the Directors, including the Independent Directors, unanimously: (i) approved the New Sub-Advisory Agreement; and (ii) voted to recommend the approval of the New Sub-Advisory Agreement to the shareholders of the Funds.

     In the event that shareholders of any Fund(s) do not approve both the New Advisory Agreement (Proposal 2) and the New Sub-Advisory Agreement, the Current Advisory Agreement will remain in effect with respect to the appropriate Fund(s) and the Board will take such action as it deems in the best interest of the affected Fund(s) and shareholders, which may include proposing that shareholders approve another agreement in lieu of the New Advisory Agreement. If the Merger is not consummated, MSAM will continue to serve as investment adviser of each Fund pursuant to the terms of the Current Advisory Agreement whether or not the Merger-Related Proposals are approved by shareholders of that Fund.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

PROPOSAL 4:  ELIMINATION OF FUNDAMENTAL POLICY REGARDING DIVERSIFICATION AND
             RECLASSIFICATION OF THE WORLDWIDE HIGH INCOME FUND AS A "NON-DIVERSIFIED" FUND (SHAREHOLDERS OF THE WORLDWIDE HIGH INCOME FUND ONLY)

     Section 5 of the 1940 Act generally requires that each Fund of the Company be classified as either "diversified" or "non-diversified." Under Section 13 of the 1940 Act, a Fund may not change its classification from diversified to non-diversified without the approval of the holders of a majority of its outstanding shares.

     The Worldwide High Income Fund currently is classified as "diversified," and is presently subject to a fundamental investment limitation prohibiting:

     The purchase of securities of an issuer (except obligations of the U.S. Government and its instrumentalities) if as a result, with respect to 75% of its total assets, more than 5% of the Fund's total assets, at market value, would be invested in the securities of such issuer.

     After consideration, the Company's Board of Directors has determined that circumstances may arise when it may be advantageous for the Fund to have a larger position in a single issuer or in a group of issuers than is permitted for diversified investment companies. The reclassification of the Fund as "non-diversified" will provide VK Advisory and/or MSAM with greater investment flexibility in managing the Fund's portfolio. In particular, becoming a non-diversified Fund will enable the Fund to invest more efficiently in the debt obligations of foreign governments, of which there may be a limited number of issuers meeting the Fund's investment criteria. As a result, however, the Fund may invest a greater proportion of its total assets in the securities of a smaller number of issuers and, therefore, will be subject to greater risk with respect to the securities of individual issuers. The Board of Directors believes that the benefits accruing to the Fund as a consequence of the Fund's conversion to a non-diversified portfolio will outweigh any increase in investment risk. On May 21, 1997, the Board of Directors, therefore, unanimously approved the elimination of the Fund's fundamental policy regarding diversification, a change in the classification of the Fund from a diversified to a non-diversified Fund and recommended that the proposal to reclassify the Fund as a non-diversified portfolio be submitted to the Fund's shareholders for approval.

     If Proposal 4 is approved, the Fund will be exempt from the diversification requirement of the 1940 Act. Once the Fund is reclassified as "non-diversified," the fundamental investment limitation will be eliminated and a non-fundamental policy regarding non-diversification will replace it. A non-fundamental investment limitation may be changed by a majority vote of the Board of Directors and does not require shareholder approval. If Proposal 4 is not approved by the shareholders of the Fund, the Fund's current limitation will remain unchanged as a fundamental limitation.

     If shareholders approve the elimination of the forgoing fundamental limitation and reclassification of the Fund as a non-diversified Fund under the 1940 Act, the Fund would still be required to meet certain diversification requirements in order to qualify as a regulated investment company for federal income tax purposes. To so qualify, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the value of its total assets is represented by cash, cash items, securities issued by the U.S. Government, its agencies and instrumentalities, the securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to an amount not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities or the securities of other regulated investment companies), or in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses.

     For purposes of the federal income tax test, the identification of the issuer of any such security depends on the terms and conditions of the obligation. If the assets and revenues of any agency, authority, instrumentality, or other political subdivision are separate from those of the government creating the subdivision, and the obligation is backed only by the assets and revenues of the subdivision, such subdivision will be regarded as the sole issuer. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user then such non-governmental user will be deemed to be the sole issuer. If in either case the creating government or other entity guarantees an obligation, and the value of all securities issued or guaranteed by the guarantor and owned by the Fund exceeds 10% of the value of the Fund's total assets, the guarantee will be regarded as a separate security and treated as an issue of such government or entity.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" APPROVAL OF THE ELIMINATION OF THE WORLDWIDE HIGH INCOME FUND'S FUNDAMENTAL POLICY REGARDING DIVERSIFICATION AND THE RECLASSIFICATION OF THE WORLDWIDE HIGH INCOME FUND AS A "NON-DIVERSIFIED" FUND.

                             ADDITIONAL INFORMATION

CURRENT DIRECTORS AND OFFICERS OF THE COMPANY

     Information is set forth below about the Company's current Directors and principal executive officers, including their name, principal occupation, relationship to VK Advisory and MSAM, if any, and, in the case of Directors, the number of shares of each Fund beneficially owned. As of March 1, 1997, the current Directors and Officers of the Company as a group beneficially owned less than 1% of each Fund. It is the intention of the Nominees, if elected, to replace certain of the Company's officers with individuals familiar with Van Kampen's mutual fund organization.

                                                                              PERCENTAGE
                                                              FUND SHARES      OF OUT-
                                                             BENEFICIALLY      STANDING
   NAME AND POSITION                                          OWNED AS OF        FUND
    WITH THE COMPANY           PRINCIPAL OCCUPATION          MARCH 1, 1997      SHARES
------------------------  ------------------------------   -----------------  ----------
Barton M. Biggs*          Chairman, Director and           None                      ***
Chairman and Director     Managing Director of Morgan
                          Stanley Asset Management Inc.
                          and Morgan Stanley Asset
                          Management Limited; Managing
                          Director of Morgan Stanley &
                          Co. Incorporated; Director of
                          Morgan Stanley Group Inc.;
                          Director of VK/AC Holdings,
                          Inc.; Director of the Rand
                          McNally Company; Member of the
                          Yale Development Board;
                          Chairman and Director of 16
                          U.S. registered investment
                          companies managed by Morgan
                          Stanley Asset Management Inc.

Warren J. Olsen*          Principal of Morgan Stanley &    None                      ***
Director and President    Co. Incorporated and of Morgan
                          Stanley Asset Management Inc.;
                          President and Director of 16
                          U.S. registered investment
                          companies managed by Morgan
                          Stanley Asset Management Inc.

John D. Barrett, II       Chairman and Director of         None                      ***
Director                  Barrett Associates, Inc.
                          (investment counseling);
                          Director of the Ashforth
                          Company (real estate);
                          Director of Morgan Stanley
                          Institutional Fund, Inc. and
                          Morgan Stanley Universal
                          Funds, Inc.

Gerard E. Jones           Partner in Richards & O'Neil     None                      ***
Director                  LLP (law firm); Director of
                          Morgan Stanley Institutional
                          Fund, Inc. and Morgan Stanley
                          Universal Funds, Inc.

Andrew McNally IV         Chairman and Chief Executive     None                      ***
Director                  Officer of Rand McNally
                          Company (publishing); Director
                          of Allendale Insurance Co.,
                          Mercury Finance (consumer
                          finance); Zenith Electronics,
                          Hubbell, Inc. (industrial
                          electronics); Director of
                          Morgan Stanley Institutional
                          Fund, Inc. and Morgan Stanley
                          Universal Funds, Inc.

                                                                              PERCENTAGE
                                                              FUND SHARES      OF OUT-
                                                             BENEFICIALLY      STANDING
   NAME AND POSITION                                          OWNED AS OF        FUND
    WITH THE COMPANY           PRINCIPAL OCCUPATION          MARCH 1, 1997      SHARES
------------------------  ------------------------------   -----------------  ----------

Samuel T. Reeves          Chairman of the Board and CEO,   - Emerging                ***
Director                  Pinacle L.L.C. (investments);      Markets Fund:
                          Director, Pacific Gas and          374 shares
                          Electric and PG&E Enterprises    - Money Market
                          (utilities); Director of           Fund: 1,444
                          Morgan Stanley Institutional       shares
                          Fund, Inc. and Morgan Stanley
                          Universal Funds, Inc.

Fergus Reid               Chairman and Chief Executive       None                    ***
Director                  Officer of LumeLite
                          Corporation (injection
                          molding); Trustee and Director
                          of Vista Mutual Fund Group;
                          Director of Morgan Stanley
                          Institutional Fund, Inc. and
                          Morgan Stanley Universal
                          Funds, Inc.

Frederick O. Robertshaw   Of Counsel, Copple Chamberlin    - American Value          ***
Director                  & Boehm, P.C.; Formerly, Of        Fund: 110
                          Counsel, Bryan, Cave LLP (law      shares**
                          firms); Director of Morgan       - Asian Growth Fund:
                          Stanley Institutional Fund,        96 shares
                          Inc. and Morgan Stanley            46 shares**
                          Universal Funds, Inc.            - Global Equity
                                                             Allocation Fund:
                                                             238 shares
                                                             88 shares**
                                                           - Global Fixed
                                                             Income Fund:
                                                             138 shares
                                                           - Worldwide High
                                                             Income Fund:
                                                             150 shares**

James W. Grisham          Principal of Morgan Stanley &      N/A                     ***
Vice President            Co., Incorporated and of
                          Morgan Stanley Asset
                          Management Inc.; Vice
                          President of 16 U.S.
                          registered investment
                          companies managed by Morgan
                          Stanley Asset Management Inc.

Michael F. Klein          Principal of Morgan Stanley &      N/A                     ***
Vice President            Co. Incorporated and of Morgan
                          Stanley Asset Management Inc.;
                          Officer of various investment
                          companies managed by Morgan
                          Stanley Asset Management Inc.
                          Previously practiced law with
                          the New York law firm of
                          Rogers & Wells.

Douglas W. Kugler         Treasurer, MAS Funds; Manager      N/A                     ***
Vice President            of Mutual Fund Administration,
                          Miller Anderson & Sherrerd,
                          LLP; Vice President of Morgan
                          Stanley Asset Management Inc.;
                          formerly Assistant Vice
                          President, Provident Financial
                          Processing Corporation.

                                                                              PERCENTAGE
                                                              FUND SHARES      OF OUT-
                                                             BENEFICIALLY      STANDING
   NAME AND POSITION                                          OWNED AS OF        FUND
    WITH THE COMPANY           PRINCIPAL OCCUPATION          MARCH 1, 1997      SHARES
------------------------  ------------------------------   -----------------  ----------

Harold J. Schaaff, Jr.    Principal of Morgan Stanley &    N/A                       ***
Vice President            Co. Incorporated and of Morgan
                          Stanley Asset Management Inc.;
                          General Counsel and Secretary
                          of Morgan Stanley Asset
                          Management Inc.; Vice
                          President of 16 U.S.
                          registered investment
                          companies managed by Morgan
                          Stanley Asset Management Inc.

Joseph P. Stadler         Vice President of Morgan         N/A                       ***
Vice President            Stanley & Co. Incorporated and
                          Morgan Stanley Asset
                          Management Inc.; Previously
                          with Price Waterhouse LLP
                          (accounting); Vice President
                          of 16 U.S. registered
                          investment companies managed
                          by Morgan Stanley Asset
                          Management Inc.

Lorraine Truten           Vice President, MAS Funds;       N/A                       ***
Vice President            Head of Mutual Fund
                          Administration, Miller
                          Anderson & Sherrerd, LLP;
                          Principal of Morgan Stanley
                          Asset Management Inc.;
                          President, MAS Fund
                          Distribution, Inc.

Valerie Y. Lewis          Vice President of Morgan         N/A                       ***
Secretary                 Stanley & Co. Incorporated and
                          Morgan Stanley Asset
                          Management Inc.; Previously
                          with Citicorp (banking);
                          Secretary of 16 U.S.
                          registered investment
                          companies managed by Morgan
                          Stanley Asset Management Inc.

Karl O. Hartmann          Senior Vice President,           N/A                       ***
Assistant Secretary       Secretary and General Counsel
                          of Chase Global Funds Services
                          Company; Previously, Leland,
                          O'Brien, Rubinstein
                          Associates, Inc.
                          (investments).

James R. Rooney           Vice President, Director of      N/A                       ***
Treasurer                 Fund Administration Compliance
                          Services, Chase Global Funds
                          Services Company; Previously
                          with Scudder, Stevens & Clark,
                          Inc. (investments) and Ernst &
                          Young LLP (accounting).

Joanna Haigney            Manager of Fund Administration   N/A                       ***
Assistant Treasurer       and Compliance Services, Chase
                          Global Funds Services Company;
                          Previously with Coopers &
                          Lybrand LLP.

---------------
*   "Interested person" within the meaning of the 1940 Act.

**  Indicates shared voting or investing power.

*** As of March 1, 1997, the current Directors and Officers of the Company as a group beneficially owned less than 1% of each Fund.

BENEFICIAL OWNERS

     To the knowledge of the Company's management, as of April 21, 1997, the following were beneficial owners of 5% or more of the outstanding Shares of the
Funds:

     Morgan Stanley Group Inc., Attn: Elisa DiVito, 1221 Avenue of the Americas, New York, NY 10020-1001 owned 15.324% of the Aggressive Equity Fund.

     Charles Schwab & Co. Inc., For the Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104-4122 owned 18.683% of the Emerging Markets Fund.

     Lehman Brothers Inc., FBO 835-63651-17, P.O. Box 29198, Brooklyn, NY 11202 owned 16.015% of the Global Fixed Income Fund.

     Morgan Stanley Group Inc., Attn: Elisa DiVito, 1221 Avenue of the Americas, New York, NY 10020-1001 owned 35.379% of the International Magnum Fund.

     Wachovia Bank of NC Cust., FBO East Carolina University Endowment and Foundation, 300 N. Main St., P.O. Box 3073, Winston Salem, NC 27101-3803 owned 10.609% of the International Magnum Fund.

     Charles Schwab & Co. Inc., For the Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104-4122 owned 19.786% of the Latin American Fund.

     PFPC, c/o Hal Money, 400 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809-3710 owned 99.997% of the Government Obligations Money Market Fund.

     PFPC, c/o Hal Money, 400 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809-3710 owned 99.683% of the Money Market Fund.

     Charles Schwab & Co. Inc., For the Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104-4122 owned 14.336% of the U.S. Real Estate Fund.

     Morgan Stanley Group Inc., Attn: Elisa DiVito, 1221 Avenue of the Americas, New York, NY 10020-1001 owned 7.481% of the U.S. Real Estate Fund.

     Paine Webber, For the Benefit of Aspire Partners LP, Richard Leeds, c/o Global Direct Mail, 22 Harbor Drive, Port Washington, NY 11050 owned 12.249% of the U.S. Real Estate Fund.

TRANSACTIONS/AGREEMENTS WITH AFFILIATES

ADMINISTRATOR

     On April 2, 1997, the Board of Directors of the Company approved a proposal for VK Advisory to assume the responsibilities of MSAM and MAS under their respective administration agreements with the Company, subject to the consummation of the Merger and approval of the Merger-Related Proposals. If shareholder approval for each of the Merger-Related Proposals is obtained, VK Advisory will provide administrative services to the Company pursuant to administration agreements with the Company, which will be assigned from MSAM and MAS, respectively, to VK Advisory. The Board of Directors consented to the assignment at its April 2, 1997 meeting.

     For its services under the current administration agreement with MSAM, the Company pays MSAM, and if the agreement is assigned, will pay VK Advisory, a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the respective Funds, other than the money market funds, and 0.10% of the first $200 million of each money market fund's average daily net assets, 0.075% of the next $200 million of average daily net assets, 0.05% of the next $200 million of average daily net assets, and 0.03% on average daily net assets over $600 million. For the fiscal year ended June 30, 1996, MSAM served as the administrator to the Company and PFPC, Inc. served as the administrator to the predecessor portfolios of the Government Obligations Money Market Fund (the PCS Government Obligations Money Market Fund) and the Money Market Fund (the PCS Money Market Fund). The Company paid administration fees to MSAM of approximately $1,801,654 and PFPC, Inc. received aggregate administration fees of $273,252 for their respective administrative services. The investment portfolios for which MAS serves as administrator are not yet operational and MAS has received no compensation from the Company for administrative services.

     If the Merger-Related Proposals are not approved, MSAM and MAS will continue to provide administrative services to the respective investment portfolios which they advise.

CUSTODIAN

     The Chase Manhattan Bank, located at 770 Broadway, New York, NY 10003, is the Fund's custodian for domestic and certain foreign assets. Morgan Stanley Trust Company ("MSTC"), located at 1 Pierrepont Plaza, Brooklyn, NY 11201, acts as the Company's custodian for foreign assets held outside the United States and employs sub-custodians who were approved by the Board of Directors of the Company in accordance with the Securities and Exchange Commission (the "SEC") regulations for the purpose of providing custodial services for such assets. As compensation for providing custodial services for the fiscal year ended June 30, 1996, MSTC received fees from the Funds as indicated in the following table:

                         FUND                   CUSTODIAN FEES
        --------------------------------------  --------------
        Global Equity Allocation Fund.........     $217,000
        Global Fixed Income Fund..............       20,000
        Asian Growth Fund.....................      631,000
        American Value Fund...................       20,000
        Worldwide High Income Fund............       58,000
        Latin American Fund...................      120,000
        Emerging Markets Fund.................      359,000
        Aggressive Equity Fund................        7,000
        U.S. Real Estate Fund.................        1,000
        High Yield Fund.......................        1,000

     Whether or not a particular Proposal is approved, MSTC will continue to act as the Company's custodian for foreign assets held outside the United States.

DISTRIBUTOR

     Van Kampen is the parent company of Van Kampen American Capital Distributors, Inc. ("VKAC Distributors"). VKAC Distributors serves as the distributor of the Shares of the Company.

     Prior to December 31, 1996, Morgan Stanley & Co., served as the distributor of the Company's shares pursuant to a distribution agreement with the Company and a Plan of Distribution for the Money Market Funds and each class of the other Funds (the "non-Money Market Funds") pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan" and collectively, the "Plans"). Subsequent to January 1, 1997, VKAC Distributors, Inc. replaced Morgan Stanley & Co. as distributor of the Company's shares pursuant to a distribution agreement with the Company and the Plans. Under each Plan the Company's distributor is entitled to receive from the Funds a distribution fee, which is accrued daily and paid quarterly, of up to 0.50% for each of the Money Market Funds and up to 0.75% of the Class B shares and Class C shares of each of the non-Money Market Funds, on an annualized basis, of the average daily net assets of such Fund or classes. With respect to Class B shares, VKAC Distributors expects to utilize substantially all of its fee to reimburse itself for commissions paid to investment dealers, banks or financial services firms that provide distribution, administrative or shareholder services ("Participating Dealers"). With respect to Class C shares, VKAC Distributors expects to allocate most of its fee to Participating Dealers. The actual amount of such compensation is agreed upon by the Company's Board of Directors and by VKAC Distributors. VKAC Distributors may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and VKAC Distributors is free to make additional payments out of its own assets to promote the sale of Fund shares. Class A shares, Class B shares and Class C shares of each Fund are subject to a service fee at an annual rate of 0.25% on an annualized basis of the average daily net assets of such class of shares.

     VKAC Distributors did not serve as the distributor and received no compensation from the Company prior to the end of the fiscal year ended June 30, 1996. As compensation for providing distribution services to the Company for the fiscal year ended June 30, 1996, Morgan Stanley & Co. received aggregate fees of approximately $4,267,000 which were attributable approximately as follows:

                                            FISCAL YEAR ENDED
                                              JUNE 30, 1996
                                    ----------------------------------
               FUND                 CLASS A     CLASS B      CLASS C
----------------------------------  --------    --------    ----------
Global Equity Allocation Fund.....  $126,000    $ 47,000    $  496,000
Global Fixed Income Fund..........    26,000       3,000        56,000
Asian Growth Fund.................   516,000     194,000     1,505,000
Emerging Markets Fund.............   131,000      35,000       309,000
Latin American Fund...............    28,000       6,000        55,000
American Value Fund...............    57,000      14,000       187,000
Worldwide High Income Fund........    90,000     112,000       231,000
Aggressive Equity Fund............     4,000      10,000        10,000
High Yield Fund...................     2,000       5,000         5,000
U.S. Real Estate Fund.............     1,000       3,000         3,000
Money Market Fund+................       N/A          --            --
Government Obligations Money
  Market Fund+....................       N/A          --            --

---------------
+ Not operational as of June 30, 1996. As compensation for providing distribution services to the predecessor portfolios for the fiscal year ended June 30, 1996, Morgan Stanley & Co. received fees from the PCS Money Market Portfolio in the amount of $843,776 and from the PCS Government Obligations Money Market Portfolio in the amount of $439,236.

     Whether or not a particular Proposal is approved, VKAC Distributors will continue to provide distribution services to the Funds.

DIVIDEND DISBURSING AND TRANSFER AGENT

     ACCESS Investor Services, Inc. ("ACCESS"), a wholly-owned subsidiary of Van Kampen, acts as the dividend disbursing and transfer agent for shareholders of each of the Funds, other than for the Prime Resource Account Holders of the Money Market Funds. ACCESS performs book keeping, data processing and administration services related to the maintenance of shareholder accounts. ACCESS did not serve as the dividend disbursing and transfer agent and received no compensation from the Company prior to the end of the fiscal year ended June 30, 1996.

     Whether or not a particular Proposal is approved, ACCESS will continue to provide dividend disbursing and transfer agent services to the Funds.

INDEPENDENT ACCOUNTANTS

     A majority of the Company's Board of Directors who are not "interested persons" of the Company have selected Price Waterhouse LLP as the independent accountants of the Company for the fiscal year ending June 30, 1997. A representative of Price Waterhouse LLP will be available during the Meeting, if needed, to make a statement if desired and to respond to appropriate questions from shareholders.

PORTFOLIO TRANSACTIONS

     The investment adviser or investment sub-adviser as the case may be (collectively the "Adviser") is directed to use its best efforts to obtain for the Funds the most favorable price and execution available. Subject to prior authorization of appropriate policies and procedures by the Directors, the Adviser may, to the extent authorized by law, cause the Funds to pay a broker or dealer who provides brokerage and research services an amount of commission for effecting the Company's investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, in recognition of the brokerage and research services provided by the broker or dealer.

     In purchasing and selling securities for the Funds, it is the Company's policy to seek to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Funds, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide. Some securities considered for investment by a Fund may also be appropriate for other clients served by the Fund's Adviser. If purchase or sale of securities consistent with the investment policies of a Fund and one or more of these other clients served by the Fund's Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Company's Board of Directors.

     Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of the Company's portfolio brokerage transactions to Morgan Stanley & Co. or broker affiliates of Morgan Stanley & Co. and, subsequent to the Merger, to DWR or broker affiliates of DWR, in each case under procedures adopted by the Board of Directors. For the fiscal year ended June 30, 1996, the Company paid brokerage commissions of approximately $180,458 to Morgan Stanley & Co. For the fiscal year ended June 30, 1996, commissions paid to Morgan Stanley & Co. represented approximately 6% of the total amount of brokerage commissions paid in such period and which were paid on transactions that represented 2% of the aggregate dollar amount of transactions that incurred commissions paid by the Company during such period.

     Fund securities will not be purchased from, or through, or sold to or through, the Adviser or Morgan Stanley & Co. or, subsequent to the Merger, DWR or any "affiliated persons," as defined in the 1940 Act, of Morgan Stanley and DWR when such entities are acting as principals, except to the extent permitted by law.

EXPENSES

     VK Advisory or its affiliates will bear the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement.

     In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Company, the Adviser, ACCESS, dealers or their representatives or by First Data Investor Services Group, a solicitation firm located in Boston, Massachusetts that has been engaged to assist in proxy solicitation at an estimated cost of approximately $55,000.

SUBMISSION OF SHAREHOLDER PROPOSALS

     The Company is incorporated under the laws of the State of Maryland. Under Maryland General Corporation Law, a corporation registered under the 1940 Act is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required to be acted upon under the 1940 Act. The Company has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual shareholder meetings.

     Even with the elimination of routine annual meetings, the Board may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or required or permitted by the Articles of Incorporation and By-Laws of the Company. In compliance with the 1940 Act, shareholder meetings will be held to elect Directors under certain circumstances. The Company may also hold shareholder meetings for other purposes, including to approve changes in investment policy, a new investment advisory agreement or other matters requiring shareholder action under the 1940 Act. In addition, Maryland General Corporation Law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the Shares entitled to vote at the meeting. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of Morgan Stanley Fund, Inc., c/o Morgan Stanley Asset

Management Inc., Legal Department, 1221 Avenue of the Americas, New York, New York 10020.

GENERAL

     The Company knows of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Proposal to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant Proposal, the percentage of affirmative votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

     A list of shareholders of the Company entitled to be present and vote at the Meeting will be available at the offices of the Company, 1221 Avenue of the Americas, New York, NY 10020 for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

     Failure of a quorum to be present at the Meeting may necessitate adjournment and may necessitate additional proxy solicitations.

     IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                           VALERIE Y. LEWIS
                                           Secretary
May 29, 1997

                                                                         ANNEX A

                         FORM OF NEW ADVISORY AGREEMENT

                           MORGAN STANLEY FUND, INC.

                         INVESTMENT ADVISORY AGREEMENT

     THIS INVESTMENT ADVISORY AGREEMENT, dated as of             , 1997 (the
"Agreement"), by and between MORGAN STANLEY FUND, INC., a Maryland corporation (the "Company"), on behalf of each of its investment portfolios identified at Schedule A (the "Funds") and VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP. (the "Adviser"), a Delaware corporation.

     1. (a) RETENTION OF ADVISER BY THE COMPANY. Subject to the terms and conditions set forth herein, the Company hereby employs the Adviser to act as the investment adviser for and to manage the investment and reinvestment of the assets of the Funds in accordance with each Fund's investment objective, policies and limitations, and to administer its affairs to the extent requested by, and subject to the review and supervision of, the Board of Directors of the Company for the period and upon the terms herein set forth. The investment of funds shall be subject to all applicable restrictions of applicable law and of the Articles of Incorporation and By-Laws of the Company, and resolutions of the Board of Directors of the Company as may from time to time be in force and delivered or made available to the Adviser. The Adviser may appoint a sub-adviser for one or more Funds to perform any or all services provided for in this Agreement, provided that such sub-adviser is appointed pursuant to a written agreement between the Adviser and the sub-adviser and such agreement is approved by a majority of the Company's Directors who are not "interested persons" of the Company, the Adviser, or the sub-adviser as defined in the Investment Company Act of 1940, as amended, (the "1940 Act") and by a majority of the outstanding voting securities of each appropriate Fund in accordance with the 1940 Act. The Adviser shall be solely responsible for paying any such sub-adviser for its services.

     (b) ADVISER'S ACCEPTANCE OF EMPLOYMENT. The Adviser accepts such employment and agrees during such period to render such services, to supply investment research and portfolio management (including without limitation the selection of securities for the Funds to purchase, hold or sell and the selection of brokers through whom the Funds' portfolio transactions are executed, in accordance with the policies adopted by the Company's Board of Directors), to administer the business affairs of the Company, to furnish offices and necessary facilities and equipment to the Company, to provide administrative services for the Company, to render periodic reports to the Board of Directors of the Company, and to permit any of its officers or employees to serve without compensation as Directors or officers of the Company if selected to such positions.

     (c) ESSENTIAL PERSONNEL. For a period of one year commencing on the effective date of this agreement, the Adviser and the Company agree that the retention of (i) the chief executive officer, president, chief financial officer and secretary of the Adviser, (ii) each director, officer and employee of the Adviser or any of its Affiliates (as defined in the 1940 Act) who serves as an officer of the Company (each person referred to in (i) or (ii) hereinafter being referred to as an "Essential Person"), in his or her current capacities, is in the best interest of the Company and the Company's shareholders. In connection with the Adviser's acceptance of employment hereunder, the Adviser hereby agrees and covenants for itself and on behalf of its Affiliates that neither the Adviser nor any of its Affiliates shall make any material or significant personnel changes or replace or seek to replace any Essential Person or cause to be replaced any Essential Person, in each case without first informing the Board of Directors of the Company in a timely manner. In addition, neither the Adviser nor any Affiliate of the Adviser shall change or seek to change or cause to be changed, in any material respect, the duties and responsibilities of any Essential Person, in each case without first informing the Board of Directors of the Company in a timely manner.

     (d) INDEPENDENT CONTRACTOR. The Adviser shall be deemed to be an independent contractor under this Agreement and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Company in any way or otherwise be deemed as agent of the Company.

     (e) NON-EXCLUSIVE AGREEMENT. The services of the Adviser to the Company and the Funds under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

     2. (a) FEE. For the services and facilities described in Section 1, the Company will accrue daily and pay to the Adviser at the end of each calendar month an investment management fee computed based on a fee rate (expressed as a percentage per annum), applied to the average daily net assets of each Fund as set forth at Schedule A.

     (b) DETERMINATION OF NET ASSET VALUE. The net asset value of the Funds shall be calculated as of 12:00 noon (Eastern time) for each Fund that is a money market fund and as of 4:00 p.m. (Eastern time) for the non-money market funds on each day the Exchange is open for trading or such other time or times as the Directors may determine in accordance with the provisions of applicable law and the Articles of Incorporation and By-Laws of the Company, and resolutions of the Board of Directors of the Company as from time to time in force. For the purposes of the foregoing computations, on each such day when net asset value is not calculated, the net asset value of a share a Fund shall be deemed to be the net asset value of such share as of the close of business of the last day on which such calculation was made.

     (c) PRORATION. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration of the Adviser's fee on the basis of the number of days that the Agreement is in effect during such month and year, respectively.

     3. EXPENSES. In addition to the fee of the Adviser, the Company shall assume and pay any expenses for services rendered by a custodian for the safekeeping of the Company's securities or other property, for keeping its books of account, for any other charges of the custodian and for calculating the net asset value of the Funds as provided above. The Adviser shall not be required to pay, and the Company shall assume and pay, the charges and expenses of its operations, including compensation of the Directors (other than those who are interested persons of the Adviser and other than those who are interested persons of the Company's distributor but not of the Adviser, if the distributor has agreed to pay such compensation), charges and expenses of independent accountants, of legal counsel and of any transfer or dividend disbursing agent, costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by the Company, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, costs of reports and notices to shareholders, costs of registering shares of the Company under the federal securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies on account of the registration of securities issued by the Company, filing of corporate documents or otherwise. The Company shall not pay or incur any obligation for any management or administrative expenses for which the Company intends to seek reimbursement from the Adviser without first obtaining the written approval of the Adviser. The Adviser shall arrange, if desired by the Company, for officers or employees of the Adviser to serve, without compensation from the Company, as directors, officers or agents of the Company if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by the law.

     4. INTERESTED PERSONS. Subject to applicable statutes and regulations, it is understood that directors, officers, shareholders and agents of the Company are or may be interested in the Adviser as directors, officers, shareholders, agents or otherwise and that the directors, officers, shareholders and agents of the Adviser may be interested in the Company as directors, officers, shareholders, agents or otherwise.

     5. LIABILITY. The Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Company in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

     6.  (a) TERM.  This Agreement shall become effective on the date hereof and
shall remain in full force until             , 199 unless sooner terminated as
hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only for so long as such continuance is specifically approved at least annually, in the manner required by the 1940 Act.

     (b) TERMINATION. This Agreement shall automatically terminate in the event of its assignment. This Agreement may be terminated at any time without the payment of any penalty by the Company or by the Adviser on sixty (60) days' written notice to the other party. The Company may effect termination of this Agreement with respect to a Fund by action of the Board of Directors or by vote of a majority of the outstanding shares of common stock of the appropriate Fund, accompanied by appropriate notice. This Agreement may be terminated at any time without the payment of any penalty and without advance notice by the Board of Directors or by vote of a majority of the outstanding shares of the Company (or with respect to a Fund, by a majority of the outstanding shares of that Fund) in the event that it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action which results in a breach of the covenants of the Adviser set forth herein.

     (c) PAYMENT UPON TERMINATION. Termination of this Agreement shall not affect the right of the Adviser to receive payment on any unpaid balance of the compensation described in Section 2 earned prior to such termination.

     7. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not thereby be affected.

     8. NOTICES. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

     10. GOVERNING LAW. All questions concerning the validity, meaning and effect of this Agreement shall be determined in accordance with the laws (without giving effect to the conflict-of-law principles thereof) of the State of Delaware applicable to contracts made and to be performed in that state.

     11. NAME. In connection with its employment hereunder, the Adviser hereby agrees and covenants not to change its name without the prior consent of the Board of Directors

     12. MISCELLANEOUS PROVISIONS. The execution of this Agreement has been authorized by the Company's Directors and by each Fund's shareholders. This Agreement is executed on behalf of the Company or the Directors of the Company as Directors and not individually and the obligations of this Agreement are not binding upon any of the Directors, officers or shareholders of the Company individually but are binding only upon the assets and property of the Company. The Articles of Incorporation of the Company is on file with the Department of Assessments and Taxation of the State of Maryland. No Fund shall be liable under this Agreement for the obligations of any other Fund.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the day and year first above written.

                                MORGAN STANLEY FUND, INC.

                                By:
                                    ------------------------------------------
                                Name:
                                      ----------------------------------------
                                Title:
                                      ----------------------------------------


                                VAN KAMPEN AMERICAN CAPITAL
                                INVESTMENT ADVISORY CORP.

                                By:
                                    ------------------------------------------
                                Name:
                                      ----------------------------------------
                                Title:
                                      ----------------------------------------

                                   SCHEDULE A

            FUND*               ANNUAL PERCENTAGE RATE
-----------------------------   ----------------------
Emerging Markets Debt Fund               1.25%
Global Fixed Income Fund                 0.75
High Yield Fund                          0.75
Worldwide High Income Fund               0.75
Asian Growth Fund                        1.00
Emerging Markets Fund                    1.25
European Equity Fund                     1.00
Global Equity Allocation Fund            1.00
Global Equity Fund                       1.00
International Magnum Fund                0.80
Japanese Equity Fund                     1.00
Latin American Fund                      1.25
Aggressive Equity Fund                   0.90
American Value Fund                      0.85
Equity Growth Fund                       0.70
Growth and Income Fund                   1.00
Mid Cap Growth Fund                      0.75
Value Fund                               0.70
U.S. Real Estate Fund                    1.00
Government Obligations Money
  Market Fund                   0.45 on assets up to $250 million;
                                0.40 on assets above $250 million up
                                     to $500 million; and
                                0.35 on assets exceeding $500
                                     million
Money Market Fund               0.45 on assets up to $250 million;
                                0.40 on assets above $250 million up
                                     to $500 million; and
                                0.35 on assets exceeding $500
                                     million
Tax-Free Money Market Fund      0.45 on assets up to $250 million;
                                0.40 on assets above $250 million up
                                     to $500 million; and
                                0.35 on assets exceeding $500
                                     million

---------------

* For ease of reference the words "Morgan Stanley," which begin the name of each Fund have been omitted.

                                                                         ANNEX B

                       FORM OF NEW SUB-ADVISORY AGREEMENT

                   INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN
             VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP.
                                      AND
                      MORGAN STANLEY ASSET MANAGEMENT INC.

     THIS AGREEMENT is made as of this      day of           , 1997 by and
between MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM"), a Delaware corporation, and VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP. ("VKAC") a Delaware corporation.

     WHEREAS, VKAC acts as Investment Adviser to Morgan Stanley Fund, Inc. (the "Company") and each of its series identified at Schedule A (the "Funds"); and

     WHEREAS, MSAM has available a staff of experienced investment personnel and facilities for providing investment sub-advisory services to the Funds; and

     WHEREAS, MSAM is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and is willing to provide VKAC with investment advisory services on the terms and conditions hereinafter set forth; and

     WHEREAS, VKAC and MSAM (jointly referred to as "the Advisers") desire to enter into an agreement for MSAM to provide sub-advisory services to the Company and to VKAC with respect to the investment of the assets of each of the Funds.

     NOW THEREFORE it is mutually agreed:

1.  INVESTMENT SUB-ADVISORY SERVICES.

     (a) Investment Advice

          i. Effective on             , 1997, and subject to the overall
     policies, control, direction and review of the Company's Directors and VKAC, MSAM shall manage the investment and reinvestment of the assets of each of the Funds, continuously review, supervise and administer the investment program of each of the Funds, determine in its discretion the securities to be purchased or sold and the portion of each Fund's assets to be held uninvested, to provide the Company with records concerning MSAM's activities which the Company is required to maintain, and to render regular reports to the Company's officers and Board of Directors concerning MSAM's discharge of the foregoing responsibilities.

          ii. Unless otherwise instructed by VKAC or the Directors, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by VKAC or by the Directors, MSAM shall determine the securities to be purchased and sold by the Funds and shall place orders for the purchase, sale or exchange of securities for the Funds' accounts with brokers or dealers and to that end MSAM is authorized by the Directors to give instructions to the Custodian and any Sub-Custodian of the Company as to deliveries of such securities, transfers of currencies and payments of cash for the accounts of the Funds.

          iii. In performing these services, MSAM shall adhere to each Fund's respective investment objective, policies and limitations as contained in its Prospectus or Statement of Additional Information, and the Company's Articles of Incorporation and By-Laws and shall comply with all statutory and regulatory restrictions, limitations and requirements applicable to the activity of the Company.

          iv. Unless otherwise instructed by VKAC or the Directors, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by VKAC or by the Directors, MSAM shall have executed and performed on behalf of and at the expense of the respective
     Funds:

             (1) Purchases, sales, exchanges, conversions, and placement or orders for execution, and

             (2) Reporting of all transactions to VKAC and to other entities as directed by VKAC or by the Directors.

          v. MSAM shall provide the Directors at least quarterly, in advance of the regular meetings of the Directors, a report of its activities hereunder on behalf of the Company and the Funds and MSAM's proposed strategy for the next quarter, all in such form and detail as requested by the Directors. MSAM shall also make an investment officer available to attend such meetings of the Directors as the Directors may reasonably request.

     (b) Restriction of MSAM's Powers

          i. In carrying out its duties hereunder, MSAM shall comply with all reasonable instructions of the Company or VKAC in connection therewith. Such instructions may be given by letter, telex, telefax or telephone confirmed by telex, by the Directors or by any other person authorized by a resolution of the Directors provided a certified copy of such resolution has been supplied to MSAM.

          ii. All securities, cash and other assets of the Funds shall be placed and maintained in the care of a member bank of the Federal Reserve System of the United States approved by the Directors as custodian and one or more "Eligible Foreign Custodians" (as defined in Rule 17f-5 under the Investment Company Act of 1940, as amended (the "1940 Act")) approved by the Directors as sub-custodians.

          iii. Persons authorized by resolution of the Directors shall have the right to inspect and copy contracts, notes, vouchers, and copies of entries in books or electronic recording media relating to the Company's transactions at the registered office of MSAM at any time during normal business hours. Such records, in relation to each transaction effected by MSAM on behalf of the Company shall be maintained by MSAM for a period of seven years from the date of such transaction.

     (c) Purchase and Sale of Securities

     In performing the services described above, MSAM shall use its best efforts to obtain for the Funds the most favorable price and execution available. Subject to prior authorization of appropriate policies and procedures by the Directors, MSAM may, to the extent authorized by law, cause the Funds to pay a broker or dealer who provides brokerage and research services an amount of commission for effecting the Funds' investment transactions in excess of the amount of commission another broker or dealer would have charged for effecting such transactions, in recognition of the brokerage and research services provided by the broker or dealer. To the extent authorized by law, MSAM shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

     (d) Custodian

     MSAM shall not act as Custodian for the securities or any other assets of the Company. All such assets shall be held by the Custodian or Sub-Custodian appointed by the Directors.

2.  DUTIES OF VKAC.

     (a) Provision of Information

     VKAC shall advise MSAM from time to time with respect to each Fund of its investment objective and policies and of any changes or modifications thereto, as well as any specific investment limitations by sending to MSAM a copy of each registration statement relating to the Company as filed with the Securities and Exchange Commission. As requested by MSAM, VKAC shall furnish such information to MSAM as to holdings, purchases, and sales of the securities under its management as will reasonably enable MSAM to furnish its investment advice under this Agreement.

     (b) Compensation to MSAM

     The fee for the services provided under this Agreement will be determined as follows:

          i. VKAC shall pay MSAM a monthly fee for its services to the Funds as investment sub-adviser calculated as follows: If average daily net assets of a Fund during the monthly period are less than or equal to $500 million, VKAC shall pay MSAM one-half of the total investment advisory fee payable to VKAC by the Fund (after application of any fee waivers in effect) for such monthly period. If a Fund's average daily net assets for the monthly period are greater than $500 million, VKAC shall pay MSAM a fee for such monthly period equal to the greater of (a) one half of what the total advisory fee payable to VKAC by the Fund (after application of any fee waivers in effect) for such period would have been had the Fund's average daily net assets during such period been equal to $500 million, or (b) forty-five percent (45%) of the total investment advisory fee payable to VKAC by the Fund (after application of any fee waivers in effect) for such monthly period.

          ii. The foregoing fee shall be paid in cash by VKAC to MSAM within five (5) business days after the last day of the valuation period.

3.  MISCELLANEOUS.

     (a) Activities of MSAM

     The services of MSAM as sub-adviser to VKAC under this Agreement are not to be deemed exclusive, MSAM and its affiliates being free to render services to others. It is understood that shareholders, directors, officers and employees of MSAM may become interested in the Company or VKAC as shareholders, directors, officers, partners or otherwise.

     (b) Services to Other Clients

     VKAC acknowledges that MSAM may have investment responsibilities, or render investment advice to, or perform other investment advisory services for, other individuals or entities, ("Clients"). Subject to the provisions of this paragraph, VKAC agrees that MSAM may give advice or exercise investment responsibility and take such other action with respect to such Clients which may differ from advice given or the timing or nature of action taken with respect to the Company, provided that MSAM acts in good faith, and provided, further, that it is MSAM policy to allocate, within its reasonable discretion, investment opportunities to the Funds over a period of time on a fair and equitable basis relative to the Clients, taking into account the investment objectives and policies of the Funds and any specific investment limitations applicable thereto. VKAC acknowledges that one or more of the Clients may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Funds may have an interest from time to time, whether in transactions which may involve the Funds or otherwise MSAM shall have no obligation to acquire for any Fund a position in any investment which any Client may acquire, and VKAC shall have no first refusal, coinvestment or other rights in respect of any such investment, either for the Funds or otherwise.

     (c) Best Efforts

     It is understood and agreed that in furnishing the investment advice and other services as herein provided, MSAM shall use its best professional judgment to recommend actions which will provide favorable results for the Funds. MSAM shall not be liable to the Company or to any shareholder of the Company to any greater degree than VKAC.

     (d) Duration of Agreement

          i. This Agreement, unless terminated pursuant to paragraph (ii), (iii)
     or (iv) below, shall continue in effect through           , 199 , and
     thereafter shall continue in effect from year to year, provided that its continued applicability is specifically approved at least annually by the Directors or by a vote of the holders of a majority of the outstanding shares of the appropriate Fund(s). In addition, such continuation shall be approved by vote of a majority of the Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. As used in this paragraph, the term "interested person" shall have the same meaning as set forth in the 1940 Act.

          ii. This Agreement may be terminated by sixty (60) days' written notice by either VKAC or MSAM to the other party, provided that VKAC's termination of this Agreement shall be approved by vote of a majority of the Directors who are not parties to this Agreement or interested persons of any such party. The Agreement may also be terminated at any time, without the payment of any penalty, by one or more Funds (by vote of the Directors or, by the vote of a majority of the outstanding voting securities of such Fund(s)), on sixty (60) days' written notice to both VKAC and MSAM. This Agreement shall automatically terminate in the event of the termination of the investment advisory agreement between VKAC and the Company.

          iii. This Agreement shall terminate in the event of its assignment. The term "assignment" for this purpose shall have the same meaning set forth in Section 2(a)(4) of the 1940 Act.

          iv. This Agreement shall terminate forthwith by notice in writing on the happening of any of the following events:

             (i) If VKAC or MSAM shall go into liquidation (except a voluntary liquidation for the purpose of and followed by a bona fide reconstruction or amalgamation upon terms previously approved in writing by the party not in liquidation) or if a receiver or receiver and manager of any of the assets of any of them is appointed; or

             (ii) If either of the parties hereto shall commit any breach of the provisions hereof and shall not have remedied such breach within 30 days after the service of notice by the party not in breach on the other requiring the same to be remedied.

          v. Termination shall be without prejudice to the completion of any transactions which MSAM shall have committed to on behalf of the Funds prior to the time of termination. MSAM shall not effect and the Company shall not be entitled to instruct MSAM to effect any further transactions on behalf of the Funds subsequent to the time termination takes effect.

          vi. On the termination of this Agreement and completion of all matters referred to in the foregoing paragraph (v) MSAM shall deliver or cause to be delivered to the Company copies of all documents, records and books of the Company required to be maintained pursuant to Rules 31a-1 or 31a-2 of the 1940 Act which are in MSAM's possession, power or control and which are valid and in force at the date of termination.

     (e) Notices

     Any notice, request, instruction, or other document to be given under this Agreement by any party hereto to the other parties shall be in writing and delivered personally or sent by mail or telecopy (with a hard copy to follow):

If to MSAM to:
     Morgan Stanley Asset Management Inc.
     1221 Avenue of the Americas
     New York, NY 10020
     Attention: Michael F. Klein

with a copy to:

     Morgan Stanley Asset Management Inc.
     1221 Avenue of the Americas
     New York, NY 10020
     Attention: Harold J. Schaaff, Esquire

If to VKAC, to:

     Van Kampen American Capital Investment Advisory Corp.
     One Parkview Plaza
     Oakbrook Terrace, IL 60181
     Attention: Dennis J. McDonnell

     with a copy to:

     Van Kampen American Capital Investment Advisory Corp.
     One Parkview Plaza
     Oakbrook Terrace, IL 60181
     Attention: Ronald A. Nyberg, Esquire

or at such other address for a party as shall be specified by like notice. Any notice that is delivered personally in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party (or its agent for notices hereunder). Any notice that is addressed and mailed in the manner herein provided shall be presumed to have been duly given to the party to which it is addressed, on the date three (3) days after mailing, and in the case of delivery by telecopy, on the date the hard copy is received.

     (f) Choice of Law

     This Agreement shall be construed according to, and the rights and liabilities of the parties hereto shall be governed by, the laws of the United States and the State of New York, without regard to the conflicts of laws principles thereof.

IN WITNESS WHEREOF, the Agreement has been executed as of the date first above given.

VAN KAMPEN AMERICAN CAPITAL       MORGAN STANLEY ASSET
INVESTMENT ADVISORY CORP.         MANAGEMENT INC.

By:                               By:
    --------------------------        ---------------------------
Name:                             Name:
      ------------------------          -------------------------
Its:                              Its:
     -------------------------         --------------------------

                                   SCHEDULE A

                 FUND*
                 -----
Emerging Markets Debt Fund
Global Fixed Income Fund
High Yield Fund
Worldwide High Income Fund
Asian Growth Fund
Emerging Markets Fund
European Equity Fund
Global Equity Allocation Fund
Global Equity Fund
International Magnum Fund
Japanese Equity Fund
Latin American Fund
Aggressive Equity Fund
American Value Fund
Equity Growth Fund
Growth and Income Fund
U.S. Real Estate Fund
Government Obligations Money Market Fund
Money Market Fund
Tax-Free Money Market Fund

---------------

* For ease of reference, the words "Morgan Stanley," which begin the name of each Fund have been omitted.

                                                                         ANNEX C

     The following tables indicate the name, net assets as of December 31, 1996, contractual advisory fee and net advisory fee after fee waivers or expense reimbursements for the last fiscal year for the Funds, as well as other registered investment companies advised by MSAM. Except with respect to the U.S. Registered Closed-End Funds, MSAM has voluntarily agreed to a reduction in the fees payable to it and to reimburse each investment portfolio, if necessary, if payment of advisory fees would cause the total annual operating expenses of each investment portfolio to exceed certain maximums.

                           MORGAN STANLEY FUND, INC.

                                                                   CONTRACTUAL
                                                                     RATE OF
                                                  ASSETS AS OF      ADVISORY
FUND                                                12/31/96         FEES(2)
----                                              ------------    ------------
Aggressive Equity Fund..........................  $ 19,194,919         0.90%
American Value Fund.............................   481,199,603         0.85%
Asian Growth Fund...............................   423,229,234         1.00%
Emerging Markets Fund...........................   128,640,271         1.25%
Emerging Markets Debt Fund(1)...................       N/A             1.25%
Equity Growth Fund(1)...........................       N/A             0.70%
European Equity Fund(1).........................       N/A             1.00%
Global Equity Fund(1)...........................       N/A             1.00%
Global Equity Allocation Fund...................   156,402,540         1.00%
Global Fixed Income Fund........................    10,452,774         0.75%
Government Obligations Money....................   116,815,884         0.45%(3)
  Market Fund...................................                       0.40%(4)
                                                                       0.35%(5)
Growth and Income Fund(1).......................       N/A             1.00%
High Yield Fund.................................    14,794,857         0.75%
International Magnum Fund.......................    16,490,305         0.80%
Japanese Equity Fund(1).........................       N/A             1.00%
Latin American Fund.............................    28,891,074         1.25%
Mid Cap Growth Fund(1)..........................       N/A             0.75%
Money Market Fund...............................   254,854,113         0.45%(3)
                                                                       0.40%(4)
                                                                       0.35%(5)
Tax-Free Money Market Fund(1)...................       N/A             0.45%
                                                                       0.40%(4)
                                                                       0.35%(5)
U.S. Real Estate Fund...........................    14,131,988         1.00%
Value Fund(1)...................................       N/A             0.70%
Worldwide High Income Fund......................   144,780,814         0.75%

------------------------------
(1) Fund had not commenced operations as of December 31, 1996.
(2) As a percentage of average daily net assets.
(3) As a percentage of first $250 million.
(4) As a percentage of next $250 million.
(5) As a percentage of excess over $500 million.

                    MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                                                   CONTRACTUAL
                                                                     RATE OF
                                                 ASSETS AS OF       ADVISORY
PORTFOLIO                                          12/31/96          FEES(2)
---------                                       --------------     -----------
Active Country Allocation Portfolio...........  $  183,866,164         0.65%
Aggressive Equity Portfolio...................      77,289,407         0.80%
Asian Equity Portfolio........................     374,522,755         0.80%
Balanced Portfolio............................       8,189,270         0.50%
China Growth Portfolio(1).....................          N/A            1.25%
Emerging Growth Portfolio.....................      66,789,901         1.00%
Emerging Markets Portfolio....................   1,321,363,055         1.25%
Emerging Markets Debt Portfolio...............     156,419,732         1.00%
Equity Growth Portfolio.......................      66,789,901         0.60%
European Equity Portfolio.....................     181,009,746         0.80%
Fixed Income Portfolio........................     132,194,980         0.35%
Global Equity Portfolio.......................      84,224,959         0.80%
Global Fixed Income Portfolio.................     114,446,527         0.40%
Gold Portfolio................................      29,180,247         1.00%
High Yield Portfolio..........................     101,321,211         0.50%
International Equity Portfolio................   2,269,491,236         0.80%
International Magnum Portfolio................     108,463,901         0.80%
International Small Cap Portfolio.............     234,743,343         0.95%
Japanese Equity Portfolio.....................     155,659,538         0.80%
Latin American Portfolio......................      31,740,977         1.10%
MicroCap Portfolio(1)........................          N/A             1.00%
Money Market Portfolio........................   1,284,371,173         0.30%
Mortgage-Backed Securities Portfolio(1).......         N/A             0.35%
Municipal Bond Portfolio......................      40,295,907         0.35%
Municipal Money Market Portfolio..............     721,240,884         0.30%
Small Cap Value Equity Portfolio..............      25,659,189         0.85%
Technology Portfolio..........................       5,077,462         1.00%
U.S. Real Estate Portfolio....................     219,140,369         0.80%
Value Equity Portfolio........................     108,683,175         0.50%

------------------------------
(1) Investment portfolio had not commenced operations as of December 31, 1996.
(2) As a percentage of average daily net assets.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

                                                            CONTRACTUAL
                                              ASSETS AS       RATE OF
                                                 OF          ADVISORY
PORTFOLIO                                     12/31/96        FEES(2)
---------                                    ----------     -----------
Asian Equity Portfolio(1)..................      N/A            0.80%(3)
                                                                0.75%(4)
                                                                0.70%(5)

Emerging Market Debt Portfolio(1)..........      N/A            0.75%(3)
                                                                0.70%(4)
                                                                0.65%(5)

Emerging Markets Equity Portfolio..........  $11,786,569        1.25%(3)
                                                                1.20%(4)
                                                                1.15%(5)

Global Equity Portfolio(1).................      N/A            0.80%(3)
                                                                0.75%(4)
                                                                0.70%(5)

Growth Portfolio(1)........................      N/A            0.55%(3)
                                                                0.50%(4)
                                                                0.45%(5)

International Magnum Portfolio(1)..........      N/A            0.80%(3)
                                                                0.75%(4)
                                                                0.70%(5)

Money Market Portfolio(1)..................      N/A            0.30%(3)
                                                                0.25%(4)
                                                                0.20%(5)

U.S. Real Estate Portfolio.................      N/A            0.80%(3)
                                                                0.75%(4)
                                                                0.70%(5)

------------------------------
(1) Portfolio had not commenced operations as of December 31, 1996.
(2) As a percentage of average daily net assets.
(3) As a percentage of first $500 million.
(4) As a percentage of next $500 million.
(5) As a percentage of excess over $1 billion.

                       U.S. REGISTERED CLOSED-END FUNDS*

                                                            CONTRACTUAL
                                                              RATE OF
                                           ASSETS AS OF      ADVISORY
COMPANY                                      12/31/96         FEES(1)
-------                                    ------------     -----------
Morgan Stanley Africa Investment Fund,
  Inc....................................  $260,522,375         1.20%
Morgan Stanley Asia-Pacific Fund, Inc....   856,422,087         1.00%
Morgan Stanley Emerging Markets Fund,
  Inc....................................   358,394,428         1.25%
Morgan Stanley Emerging Markets Debt
  Fund, Inc..............................   372,677,758         1.00%
Morgan Stanley Global Opportunity Fund,
  Inc....................................    61,590,818         1.00%
Morgan Stanley India Investment Fund,
  Inc....................................   314,423,032         1.10%
Morgan Stanley Russia & New Europe Fund,
  Inc....................................   103,944,599         1.60%
The Brazilian Investment Fund, Inc.......    48,856,226         0.90%(2)
                                                                0.70%(3)
                                                                0.50%(4)
The Latin America Discovery Fund, Inc....   171,586,180         1.15%
The Malaysia Fund, Inc...................   187,762,289         0.90%(2)
                                                                0.70%(3)
                                                                0.50%(4)
The Morgan Stanley High Yield Fund,
  Inc....................................   126,330,034         0.70%
The Pakistan Investment Fund, Inc........    55,399,039         1.00%
The Thai Fund, Inc.......................   204,208,935         0.90%(2)
                                                                0.70%(3)
                                                                0.50%(4)
The Turkish Investment Fund, Inc.........    36,937,008         0.95%(2)
                                                                0.75%(3)
                                                                0.55%(4)

------------------------------
* No voluntary fee waivers are in effect with regard to any U.S. Registered Closed-End Fund.
(1) As a percentage of average weekly net assets.
(2) As a percentage of first $50 million.
(3) As a percentage of next $50 million.
(4) As a percentage of excess over $100 million.

                                                                         ANNEX D

     The following tables indicate the name, net assets as of December 31, 1996 and the rate at which VK Advisory is compensated for investment advisory services. Each fund for which VK Advisory has waived or reduced its compensation are marked by an "*". There can be no assurance that VK Advisory will continue such waiver or reduction.

                   VAN KAMPEN AMERICAN CAPITAL OPEN END FUNDS

                                      ASSETS AS OF
                                        12/31/96         CONTRACTUAL RATE OF
FUND                                  (IN MILLIONS)         ADVISORY FEES
------------------------------------- -------------   -------------------------
VKAC Aggressive Growth Fund..........   $   168.0     First $500 Million 0.750%
                                                      Next $500 Million 0.700%
                                                      Over $1 Billion 0.650%
VKAC Prospector Fund.................         0.3     First $500 Million 0.500%
                                                      Next $500 Million 0.650%
                                                      Over $1 Billion 0.600%
VKAC Great American Companies Fund...         0.3     First $500 Million 0.700%
                                                      Next $500 Million 0.650%
                                                      Over $1 Billion 0.600%
VKAC Growth Fund.....................         1.2     First $500 Million 0.750%
                                                      Next $500 Million 0.700%
                                                      Over $1 Billion 0.650%
VKAC Value Fund......................         0.3     First $500 Million 0.750%
                                                      Next $500 Million 0.700%
                                                      Over $1 Billion 0.650%
VKAC Utility Fund....................       148.2     First $500 Million 0.650%
                                                      Next $500 Million 0.600%
                                                      Over $1 Billion 0.550%
VKAC Tax Free Money Fund*............        35.8     First $500 Million 0.500%
                                                      Next $500 Million 0.475%
                                                      Next $500 Million 0.425%
                                                      Over $1.5 Billion 0.375%
VKAC California Insured Tax Free
  Fund...............................       172.8     First $100 Million 0.500%
                                                      Next $150 Million 0.450%
                                                      Next $250 Million 0.425%
                                                      Over $500 Million 0.400%
VKAC Florida Insured Tax Free
  Fund*..............................        41.7     First $500 Million 0.500%
                                                      Over $500 Million 0.450%
VKAC Municipal Income Fund*..........     1,025.9     First $500 Million 0.500%
                                                      Over $500 Million 0.450%
VKAC Tax Free High Income Fund.......       862.5     First $500 Million 0.500%
                                                      Over $500 Million 0.450%

                                      ASSETS AS OF
                                        12/31/96         CONTRACTUAL RATE OF
FUND                                  (IN MILLIONS)         ADVISORY FEES
------------------------------------- -------------   -------------------------
VKAC Insured Tax Free Income Fund....   $ 1,370.6     First $500 Million 0.525%
                                                      Next $500 Million 0.500%
                                                      Next $500 Million 0.475%
                                                      Over 1.5 Billion 0.450%
VKAC Intermediate Term Municipal
  Income Fund*.......................        34.6     First $500 Million 0.500%
                                                      Over $500 Million 0.450%
VKAC New Jersey Tax Free Income
  Fund*..............................        17.3     First $500 Million 0.600%
                                                      Over $500 Million 0.500%
VKAC New York Tax Free Income
  Fund*..............................        18.1     First $500 Million 0.600%
                                                      Over $500 Million 0.500%
VKAC Pennsylvania Tax Free Income
  Fund...............................       278.6     First $500 Million 0.600%
                                                      Over $500 Million 0.500%
VKAC High Yield Fund*................       406.7     First $500 Million 0.750%
                                                      Over $500 Million 0.650%
VKAC Strategic Income Fund...........       113.3     First $500 Million 0.750%
                                                      Next $500 Million 0.700%
                                                      Over $1 Billion 0.650%
VKAC Short-Term Global Income Fund...       110.9     0.550%
VKAC U.S. Government Fund............     2,981.2     First $500 Million 0.550%
                                                      Next $500 Million 0.525%
                                                      Next $2 Billion 0.500%
                                                      Next $2 Billion 0.475%
                                                      Next $2 Billion 0.450%
                                                      Next $2 Billion 0.425%
                                                      Over $9 Billion 0.400%
VKAC Foreign Securities Fund.........        50.3     N/A(a)

---------------

(a) Fund does not charge an advisory fee; shares of the Fund are held by other Funds advised by VK Advisory or Van Kampen American Capital Asset Management, Inc. Assets of the fund also are reflected in the assets of such other funds.

                  VAN KAMPEN AMERICAN CAPITAL CLOSED-END FUNDS

                                           ASSETS
                                            AS OF
                                          12/31/96        CONTRACTUAL RATE OF
FUND                                    (IN MILLIONS)        ADVISORY FEES
--------------------------------------- -------------   ------------------------
VKAC California Municipal Trust........    $  53.5
                                                        0.600%
VKAC California Quality Municipal
  Trust................................      235.5
                                                        0.700%
VKAC California Value Municipal
  Income Trust.........................      151.7
                                                        0.650%
VKAC Trust for Investment Grade
  California Municipals................      121.3
                                                        0.650%
VKAC Florida Municipal
  Opportunity Trust....................       39.9
                                                        0.650%
VKAC Florida Quality Municipal Trust...      158.7
                                                        0.700%
VKAC Trust for Investment Grade
  Florida Municipals...................      111.7
                                                        0.650%
VKAC Advantage Municipal
  Income Trust II......................      191.1
                                                        0.650%
VKAC Advantage Municipal
  Income Trust.........................      491.2
                                                        0.650%
VKAC Investment Grade Municipal
  Trust................................       75.7
                                                        0.600%
VKAC Municipal Income Trust............      446.3
                                                        0.600%
VKAC Municipal Opportunity Trust II....      278.5
                                                        0.650%
VKAC Municipal Opportunity Trust.......      399.3
                                                        0.650%
VKAC Municipal Trust...................      890.0
                                                        0.700%
VKAC Select Sector Municipal Trust.....       95.0
                                                        0.700%
VKAC Strategic Sector Municipal
  Trust................................      243.9
                                                        0.650%
VKAC Trust for Investment
  Grade Municipals.....................      715.8
                                                        0.650%
VKAC Value Municipal Income Trust......      569.6
                                                        0.650%
VKAC High Income Trust.................      145.8
                                                        0.750%
VKAC High Income Trust II..............      112.4
                                                        0.750%
VKAC Prime Rate Income Trust...........    5,507.3
                                                        First $4.0 Billion
                                                        0.950%
                                                        Next $3.5 Billion 0.900%
                                                        Next $2.5 Billion 0.875%
                                                        Over $10 Billion 0.850%
VKAC Massachusetts Value Municipal
  Income Trust.........................       63.9
                                                        0.650%
VKAC Trust for Insured Municipals......      249.7
                                                        0.600%
VKAC New Jersey Value Municipal
  Income Trust.........................       61.2
                                                        0.650%
VKAC Trust for Investment Grade
  New Jersey Municipals................      106.8
                                                        0.650%
VKAC New York Quality
  Municipal Trust......................      138.7
                                                        0.700%
VKAC New York Value Municipal
  Income Trust.........................      102.5
                                                        0.650%
VKAC Trust for Investment Grade
  New York Municipals..................      163.6
                                                        0.650%

                                           ASSETS
                                            AS OF
                                          12/31/96        CONTRACTUAL RATE OF
FUND                                    (IN MILLIONS)        ADVISORY FEES
--------------------------------------- -------------   ------------------------
VKAC Ohio Quality Municipal Trust......    $ 106.8      0.700%
VKAC Ohio Value Municipal
  Income Trust.........................       39.5
                                                        0.650%
VKAC Advantage Pennsylvania Municipal
  Income Trust.........................      113.2
                                                        0.650%
VKAC Pennsylvania Quality
  Municipal Trust......................      201.8
                                                        0.708%
VKAC Pennsylvania Value Municipal
  Income Trust.........................      111.8
                                                        0.650%
VKAC Trust for Investment Grade
  Pennsylvania Municipals..............      196.3
                                                        0.650%

PLEASE MARK, SIGN, DATE AND RETURN ALL PROXY CARDS PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW, USING BLUE OR BLACK INK OR DARK PENCIL.

YOUR PROXY CARD MUST BE SIGNED ON THE REVERSE SIDE FOR YOUR VOTE TO BE COUNTED.

Please fold and detach ballot at perforation. Return portion below only.

        This proxy is solicited on behalf of the Board of Directors of the Company.

        All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given with respect to a Proposal(s) when the duly executed proxy is returned, your shares will be voted in accordance with the recommendations of the Board of Directors FOR that Proposal(s).

        The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors.

Proposal 1:              To elect a Board of Directors.

      J. Miles Branagan      Jack E. Nelson          Phillip Rooney
      Richard M. DeMartini   Don G. Powell           Fernando Slato
      Linda Hutton Heagy     Jerome L. Robinson      Wayne W. Whalen
      R. Craig Kennedy


 [ ]     FOR all nominees              [ ]     WITHHOLD AUTHORITY to                         [ ]   FOR all nominees listed
         listed to the left.                   vote for all nominees listed                        to the left EXCEPT for those
                                               to the left.                                         whose names have been written.

        (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY OR ALL NOMINEES, WRITE THE NAME(S) OF SUCH NOMINEE(S) ON THE LINE BELOW.)


------------------------------------------------------------------------------

Proposal 2:     Approval of the investment advisory agreement by and between the Company and Van Kampen American Capital Investment
                Advisory Corp.

                [ ]   FOR         [ ]    AGAINST        [ ] ABSTAIN


Proposal 3:     Approval of the investment sub-advisory agreement by and
                between Van Kampen American Capital Investment Advisory Corp.
                and Morgan Stanley Asset Management Inc.

                [ ]   FOR         [ ]    AGAINST        [ ] ABSTAIN


Proposal 4:     To eliminate the Morgan Stanley Worldwide High Income Fund's fundamental policy regarding diversification and to reclassify the Fund as "non-diversified".

                [ ]   FOR         [ ]    AGAINST        [ ] ABSTAIN


(INSTRUCTIONS: PROPOSAL 4 TO BE VOTED ON BY SHAREHOLDERS OF THE MORGAN STANLEY WORLDWIDE HIGH INCOME FUND ONLY.)

IN accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting.

MORGAN STANLEY FUND, INC.                      Vote this proxy card TODAY!
                                            Your prompt response will prevent
                                            the need for additional mailings.

                                     PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


  - Please fold and detach ballot at perforation. Return portion below only. -



                                                      MORGAN STANLEY FUND, INC.
                                      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                   JULY 2, 1997

     This proxy is for your use in voting on various matters relating to Morgan Stanley Fund, Inc. (the "Company"). The undersigned Shareholder(s) of the above-referenced investment portfolio of the Company (the "Fund") hereby appoints Warren J. Olsen, Harold J. Schaeff, Jr., Michael F. Klein and Valerie Y. Lewis and each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Company to be held on July 2, 1997, and any adjournments thereof (the "Special Meeting"), to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting on the Proposals listed on the reverse side and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement of the Board of Directors. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated on the reverse side.


                                          Please date, sign and return promptly.

Date: _______________________________, 1997

YOUR SIGNATURE(S) ON THIS PROXY SHOULD BE EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. IF THE SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN. IF SIGNING IS BY ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE PRINT YOUR FULL TITLE BELOW YOUR SIGNATURE.

_____________________________________________
Signature(s) Title(s), if applicable

_____________________________________________
Signature(s) Title(s), if applicable